Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners of

Farm Bureau Life Variable Account

Farm Bureau Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Farm Bureau Life Variable Account (the Accounts), as of December 31, 2024, and the related statements of operations and changes in net assets for the year then ended, and the related notes (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Accounts as of December 31, 2024, and the results of their operations and changes in net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with the transfer agents of the underlying mutual funds or by other appropriate auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Forvis Mazars LLP

We have served as the Accounts’ auditor since 2024.

West Des Moines, Iowa

April 30, 2025

1

Appendix

Subaccounts comprising Farm Bureau Life Variable Account

Subaccounts
Product A, B & C	Product D
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	CVT EAFE International Index Portfolio - Class F
BNY Mellon VIF Appreciation Portfolio - Initial Shares	CVT NASDAQ-100 Index Portfolio
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	CVT Russell 2000® Small Cap Index Portfolio - Class F
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	CVT S&P MidCap 400 Index Portfolio - Class F
CVT NASDAQ-100 Index Portfolio	Columbia VP Overseas Core Fund - Class 1
CVT Russell 2000® Small Cap Index Portfolio	Columbia VP Select Mid Cap Value Fund - Class 1
CVT S&P MidCap 400 Index Portfolio	Columbia VP Small Cap Value Fund - Class 2
Federated Hermes Government Money Fund II - Service Shares	Columbia VP Small Company Growth Fund - Class 2
Federated Hermes Managed Volatility Fund II - Primary Shares	DWS Global Small Cap VIP - Class A
Federated Hermes Quality Bond Fund II - Primary Shares	DWS International Growth VIP - Class A
Fidelity® VIP Contrafund® Portfolio - Initial Class	Federated Hermes Government Money Fund II - Service Shares
Fidelity® VIP Growth & Income Portfolio - Initial Class	Federated Hermes Managed Volatility Fund II - Primary Shares
Fidelity® VIP Growth Portfolio - Initial Class	Federated Hermes Quality Bond Fund II - Primary Shares
Fidelity® VIP High Income Portfolio - Service Class 2	Fidelity® VIP Contrafund® Portfolio - Service Class 2
Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Growth Portfolio - Service Class 2
Fidelity® VIP Mid Cap Portfolio - Service Class 2	Fidelity® VIP High Income Portfolio - Service Class 2
Fidelity® VIP Overseas Portfolio - Initial Class	Fidelity® VIP Index 500 Portfolio - Service Class 2
Franklin Global Real Estate VIP Fund - Class 2	Fidelity® VIP Mid Cap Portfolio - Service Class 2
Franklin Mutual Shares VIP Fund - Class 2	Fidelity® VIP Real Estate Portfolio - Service Class 2
Franklin Small Cap Value VIP Fund - Class 2	Franklin Mutual Shares VIP Fund - Class 2
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Franklin Small Cap Value VIP Fund - Class 2
Franklin U.S. Government Securities VIP Fund - Class 2	Franklin U.S. Government Securities VIP Fund - Class 2
Templeton Growth VIP Fund - Class 2	Templeton Global Bond VIP Fund - Class 2
LVIP American Century Capital Appreciation Fund – Standard II	LVIP JPMorgan Small Cap Core Fund - Service
LVIP American Century Inflation Protection Fund – Standard II	T. Rowe Price All-Cap Opportunities Portfolio
LVIP American Century Mid Cap Value Fund – Standard II	T. Rowe Price Equity Income Portfolio
LVIP American Century Ultra Fund – Standard II	T. Rowe Price Moderate Allocation Portfolio
LVIP American Century Value Fund – Standard II	T. Rowe Price International Stock Portfolio
LVIP JPMorgan Mid Cap Value Fund - Standard
LVIP JPMorgan Small Cap Core Fund - Standard
T. Rowe Price All-Cap Opportunities Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price Moderate Allocation Portfolio
T. Rowe Price International Stock Portfolio

2

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners of Farm Bureau Life Variable Account

Farm Bureau Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of changes in net assets of each of the subaccounts listed in the Appendix that comprise Farm Bureau Life Variable Account (the Separate Account) for the year ended December 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the changes in its net assets for year ended December 31, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We served as the Separate Account’s auditor from 1993 to 2024.

Des Moines, Iowa

April 24, 2024

3

Appendix:

Subaccounts comprising Farm Bureau Life Variable Account

Subaccounts

Product A, B & C

BNY Mellon Sustainable U.S. Equity Portfolio – Service Shares

BNY Mellon VIF Appreciation Portfolio - Initial Shares

BNY Mellon VIF Growth & Income Portfolio - Initial Shares

BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares

CVT NASDAQ-100 Index Portfolio

CVT Russell 2000® Small Cap Index Portfolio

CVT S&P MidCap 400 Index Portfolio

Federated Hermes Government Money Fund II - Service Shares

Federated Hermes Managed Volatility Fund II - Primary Shares

Federated Hermes Quality Bond Fund II - Primary Shares

Fidelity® VIP Contrafund® Portfolio - Initial Class

Fidelity® VIP Growth & Income Portfolio - Initial Class

Fidelity® VIP Growth Portfolio - Initial Class

Fidelity® VIP High Income Portfolio - Service Class 2

Fidelity® VIP Index 500 Portfolio - Initial Class

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Fidelity® VIP Overseas Portfolio - Initial Class

Franklin Global Real Estate VIP Fund - Class 2

Franklin Mutual Shares VIP Fund - Class 2

Franklin Small Cap Value VIP Fund - Class 2

Franklin Small-Mid Cap Growth VIP Fund - Class 2

Franklin U.S. Government Securities VIP Fund - Class 2

Templeton Growth VIP Fund - Class 2

LVIP American Century Capital Appreciation Fund Standard II

LVIP American Century Inflation Protection Fund – Standard II

LVIP American Century Mid Cap Value Fund – Standard II

LVIP American Century Ultra Fund – Standard II

LVIP American Century Value Fund – Standard II

LVIP JPMorgan Mid Cap Value Fund - Standard

LVIP JPMorgan Small Cap Core Fund - Standard

T. Rowe Price All-Cap Opportunities Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Moderate Allocation Portfolio

T. Rowe Price International Stock Portfolio

Product D

CVT EAFE International Index Portfolio - Class F

CVT NASDAQ-100 Index Portfolio

CVT Russell 2000® Small Cap Index Portfolio - Class F

CVT S&P MidCap 400 Index Portfolio - Class F

Columbia VP Overseas Core Fund - Class 1

Columbia VP Select Mid Cap Value Fund - Class 1

Columbia VP Small Cap Value Fund - Class 2

Columbia VP Small Company Growth Fund - Class 2

DWS Global Small Cap VIP - Class A

DWS International Growth VIP - Class A

Federated Hermes Government Money Fund II - Service Shares

Federated Hermes Managed Volatility Fund II - Primary Shares

Federated Hermes Quality Bond Fund II - Primary Shares

Fidelity® VIP Contrafund® Portfolio - Service Class 2

Fidelity® VIP Growth Portfolio - Service Class 2

Fidelity® VIP High Income Portfolio - Service Class 2

Fidelity® VIP Index 500 Portfolio - Service Class 2

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Fidelity® VIP Real Estate Portfolio - Service Class 2

Franklin Mutual Shares VIP Fund - Class 2

Franklin Small Cap Value VIP Fund - Class 2

Franklin U.S. Government Securities VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 2

LVIP JPMorgan Small Cap Core Fund - Service

T. Rowe Price All-Cap Opportunities Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Moderate Allocation Portfolio

T. Rowe Price International Stock Portfolio

4

Farm Bureau Life Variable Account

Statements of Assets and Liabilities

December 31, 2024

		Net assets		Investments in mutual funds
	Investments in
	shares of mutual
	funds, at fair	Accumulation				Accumulation
Subaccount	value	units	Total net assets	Cost	Shares owned	units outstanding
Product A, B & C
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	$418,023	$418,023	$418,023	$292,327	7,694.15	8,765.79
BNY Mellon VIF Appreciation Portfolio - Initial Shares	4,400,377	4,400,377	4,400,377	4,394,030	120,591.32	79,787.52
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	1,646,981	1,646,981	1,646,981	1,331,898	43,942.92	26,952.12
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	1,442,467	1,442,467	1,442,467	1,488,719	33,114.48	45,907.64
CVT NASDAQ-100 Index Portfolio	7,015,489	7,015,489	7,015,489	3,308,223	41,923.56	44,392.17
CVT Russell 2000® Small Cap Index Portfolio	3,428,469	3,428,469	3,428,469	3,084,778	39,912.33	67,206.76
CVT S&P MidCap 400 Index Portfolio	4,684,207	4,684,207	4,684,207	3,864,840	36,464.33	66,532.22
Federated Hermes Government Money Fund II - Service Shares	1,749,089	1,749,089	1,749,089	1,749,089	1,749,088.84	172,374.79
Federated Hermes Managed Volatility Fund II - Primary Shares	83,791,017	83,791,017	83,791,017	84,692,884	8,222,867.26	3,925,104.93
Federated Hermes Quality Bond Fund II - Primary Shares	15,940,353	15,940,353	15,940,353	17,026,840	1,559,721.39	1,267,567.92
Fidelity® VIP Contrafund® Portfolio - Initial Class	42,507,862	42,507,862	42,507,862	28,720,149	733,653.12	503,651.03
Fidelity® VIP Growth & Income Portfolio - Initial Class	10,591,622	10,591,622	10,591,622	7,187,986	346,697.95	223,083.38
Fidelity® VIP Growth Portfolio - Initial Class	46,402,668	46,402,668	46,402,668	37,592,954	478,674.11	676,511.79
Fidelity® VIP High Income Portfolio - Service Class 2	4,026,493	4,026,493	4,026,493	4,427,936	900,781.51	126,645.39
Fidelity® VIP Index 500 Portfolio - Initial Class	29,708,458	29,708,458	29,708,458	10,840,188	52,164.03	549,836.46
Fidelity® VIP Mid Cap Portfolio - Service Class 2	8,538,026	8,538,026	8,538,026	8,120,839	240,643.35	111,530.50
Fidelity® VIP Overseas Portfolio - Initial Class	4,404,114	4,404,114	4,404,114	3,478,338	172,913.78	172,315.68
Franklin Global Real Estate VIP Fund - Class 2	2,124,303	2,124,303	2,124,303	2,447,336	173,129.83	95,268.49
Franklin Mutual Shares VIP Fund - Class 2	3,813,266	3,813,266	3,813,266	3,851,546	232,658.10	110,236.32
Franklin Small Cap Value VIP Fund - Class 2	3,408,205	3,408,205	3,408,205	3,327,688	238,003.17	48,651.90
Franklin Small-Mid Cap Growth VIP Fund - Class 2	3,408,576	3,408,576	3,408,576	3,455,962	230,464.88	67,697.62
Franklin U.S. Government Securities VIP Fund - Class 2	3,914,436	3,914,436	3,914,436	4,513,751	384,522.23	274,329.74
Templeton Growth VIP Fund - Class 2	1,364,286	1,364,286	1,364,286	1,290,751	109,317.80	51,571.21
LVIP American Century Capital Appreciation Fund – Standard II	2,272,954	2,272,954	2,272,954	1,922,750	135,569.24	38,379.37
LVIP American Century Inflation Protection Fund – Standard II	139,726	139,726	139,726	153,316	15,207.41	9,155.54
LVIP American Century Mid Cap Value Fund – Standard II	330,852	330,852	330,852	335,719	16,831.25	7,671.39
LVIP American Century Ultra Fund – Standard II	3,047,147	3,047,147	3,047,147	2,028,887	100,396.91	35,922.27
LVIP American Century Value Fund – Standard II	2,515,372	2,515,372	2,515,372	2,249,276	205,689.09	73,080.58
LVIP JPMorgan Mid Cap Value Fund - Standard	5,976,500	5,976,500	5,976,500	6,269,847	613,225.97	79,349.32
LVIP JPMorgan Small Cap Core Fund - Standard	1,927,476	1,927,476	1,927,476	1,827,001	88,848.36	36,886.92
T. Rowe Price All-Cap Opportunities Portfolio	14,138,562	14,138,562	14,138,562	11,944,737	368,767.91	183,414.99
T. Rowe Price Equity Income Portfolio	7,950,005	7,950,005	7,950,005	7,665,203	279,634.36	178,033.00
T. Rowe Price Mid-Cap Growth Portfolio	16,590,121	16,590,121	16,590,121	16,107,394	573,061.18	174,792.53
T. Rowe Price Moderate Allocation Portfolio	9,588,173	9,588,173	9,588,173	9,354,463	457,887.90	244,550.28
T. Rowe Price International Stock Portfolio	5,992,795	5,992,795	5,992,795	5,993,225	400,587.88	283,812.23

See accompanying notes, including note 6 which includes per unit information.

5

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2024

		Net assets		Investments in mutual funds
	Investments in
	shares of mutual
	funds, at fair	Accumulation				Accumulation
Subaccount	value	units	Total net assets	Cost	Shares owned	units outstanding
Product D
CVT EAFE International Index Portfolio - Class F	$35,905	$35,905	$35,905	$32,915	378.54	2,108.24
CVT NASDAQ-100 Index Portfolio	391,488	391,488	391,488	217,370	2,339.48	3,105.20
CVT Russell 2000® Small Cap Index Portfolio - Class F	116,369	116,369	116,369	107,429	1,373.57	3,338.11
CVT S&P MidCap 400 Index Portfolio - Class F	1,152,497	1,152,497	1,152,497	1,003,280	9,011.63	24,974.93
Columbia VP Overseas Core Fund - Class 1	10,120	10,120	10,120	9,576	766.08	526.72
Columbia VP Select Mid Cap Value Fund - Class 1	113,518	113,518	113,518	66,581	2,738.01	2,791.87
Columbia VP Small Cap Value Fund - Class 2	665,174	665,174	665,174	620,049	50,201.80	16,718.60
Columbia VP Small Company Growth Fund - Class 2	8,891	8,891	8,891	12,015	715.85	174.20
DWS Global Small Cap VIP - Class A	17,644	17,644	17,644	17,360	1,693.25	713.79
DWS International Growth VIP - Class A	31,986	31,986	31,986	28,350	1,959.94	1,536.13
Federated Hermes Government Money Fund II - Service Shares	66,731	66,731	66,731	66,731	66,731.48	5,827.89
Federated Hermes Managed Volatility Fund II - Primary Shares	335,140	335,140	335,140	322,117	32,889.11	13,917.95
Federated Hermes Quality Bond Fund II - Primary Shares	1,051,033	1,051,033	1,051,033	1,101,709	102,840.80	74,079.50
Fidelity® VIP Contrafund® Portfolio - Service Class 2	2,277,828	2,277,828	2,277,828	1,678,165	41,041.95	35,589.53
Fidelity® VIP Growth Portfolio - Service Class 2	1,493,539	1,493,539	1,493,539	1,349,580	16,104.58	18,899.25
Fidelity® VIP High Income Portfolio - Service Class 2	590,223	590,223	590,223	645,453	132,040.99	25,973.73
Fidelity® VIP Index 500 Portfolio - Service Class 2	330,318	330,318	330,318	197,965	588.56	5,461.68
Fidelity® VIP Mid Cap Portfolio - Service Class 2	853,926	853,926	853,926	816,796	24,067.82	20,876.51
Fidelity® VIP Real Estate Portfolio - Service Class 2	537,817	537,817	537,817	544,499	31,141.71	20,429.31
Franklin Mutual Shares VIP Fund - Class 2	1,635,422	1,635,422	1,635,422	1,616,340	99,781.71	58,417.04
Franklin Small Cap Value VIP Fund - Class 2	139,255	139,255	139,255	136,808	9,724.53	3,509.86
Franklin U.S. Government Securities VIP Fund - Class 2	960,030	960,030	960,030	1,079,826	94,305.46	72,463.06
Templeton Global Bond VIP Fund - Class 2	425,969	425,969	425,969	536,186	37,431.40	31,686.38
LVIP JPMorgan Small Cap Core Fund - Service	81,663	81,663	81,663	79,040	3,815.69	2,034.97
T. Rowe Price All-Cap Opportunities Portfolio	265,480	265,480	265,480	238,891	6,924.36	2,885.54
T. Rowe Price Equity Income Portfolio	744,059	744,059	744,059	718,338	26,171.62	19,202.79
T. Rowe Price Moderate Allocation Portfolio	37,828	37,828	37,828	37,516	1,806.49	1,252.40
T. Rowe Price International Stock Portfolio	1,551,142	1,551,142	1,551,142	1,562,566	103,685.99	76,310.07

See accompanying notes, including note 6 which includes per unit information.

6

Farm Bureau Life Variable Account

Statements of Operations

Year Ended December 31, 2024

				Realized gain (loss) on
	Income	Expenses		investments
							Change in
							unrealized	Net increase
				Realized gain		Net realized	appreciation/	(decrease) in net
		Mortality and	Net investment	(loss) on sale	Realized gain	gain (loss) on	depreciation of	assets from
Subaccount	Dividends	expense risk	income (loss)	of fund shares	distributions	investments	investments	operations
Product A, B & C
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	$1,884	$(4,077)	$(2,193)	$43,383	$3,240	$46,623	$55,428	$99,858
BNY Mellon VIF Appreciation Portfolio - Initial Shares	18,515	(39,585)	(21,070)	(37,756)	313,713	275,957	226,591	481,478
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	8,524	(14,202)	(5,678)	22,639	77,450	100,089	206,752	301,163
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	10,168	(13,251)	(3,083)	14,269	-	14,269	40,611	51,797
CVT NASDAQ-100 Index Portfolio	21,874	(59,024)	(37,150)	506,012	430,049	936,061	501,103	1,400,014
CVT Russell 2000® Small Cap Index Portfolio	40,982	(29,611)	11,371	34,788	66,297	101,085	201,576	314,032
CVT S&P MidCap 400 Index Portfolio	55,052	(41,512)	13,540	146,164	198,401	344,565	175,903	534,008
Federated Hermes Government Money Fund II - Service Shares	80,013	(15,819)	64,194	-	-	-	-	64,194
Federated Hermes Managed Volatility Fund II - Primary Shares	1,809,983	(740,117)	1,069,866	(1,343,196)	-	(1,343,196)	11,290,748	11,017,418
Federated Hermes Quality Bond Fund II - Primary Shares	477,268	(144,959)	332,309	(146,705)	-	(146,705)	281,018	466,622
Fidelity® VIP Contrafund® Portfolio - Initial Class	74,943	(360,387)	(285,444)	1,623,317	4,774,922	6,398,239	4,720,318	10,833,113
Fidelity® VIP Growth & Income Portfolio - Initial Class	148,299	(92,242)	56,057	465,036	673,645	1,138,681	725,311	1,920,049
Fidelity® VIP Growth Portfolio - Initial Class	389	(400,035)	(399,646)	2,539,736	9,746,701	12,286,437	(915,040)	10,971,751
Fidelity® VIP High Income Portfolio - Service Class 2	245,235	(35,181)	210,054	(47,964)	-	(47,964)	125,114	287,204
Fidelity® VIP Index 500 Portfolio - Initial Class	358,395	(252,904)	105,491	1,660,447	17,129	1,677,576	4,090,262	5,873,329
Fidelity® VIP Mid Cap Portfolio - Service Class 2	28,954	(75,764)	(46,810)	56,997	1,121,626	1,178,623	90,820	1,222,633
Fidelity® VIP Overseas Portfolio - Initial Class	75,458	(42,266)	33,192	216,784	208,112	424,896	(265,533)	192,555
Franklin Global Real Estate VIP Fund - Class 2	39,405	(19,497)	19,908	(5,399)	-	(5,399)	(41,656)	(27,147)
Franklin Mutual Shares VIP Fund - Class 2	75,077	(34,524)	40,553	(56,091)	78,074	21,983	305,848	368,384
Franklin Small Cap Value VIP Fund - Class 2	30,572	(29,708)	864	(34,337)	75,564	41,227	292,204	334,295
Franklin Small-Mid Cap Growth VIP Fund - Class 2	-	(29,855)	(29,855)	(26,850)	-	(26,850)	369,760	313,055
Franklin U.S. Government Securities VIP Fund - Class 2	120,252	(35,615)	84,637	(56,990)	-	(56,990)	(9,523)	18,124
Templeton Growth VIP Fund - Class 2	13,773	(12,831)	942	(25,876)	4,714	(21,162)	84,910	64,690
LVIP American Century Capital Appreciation Fund – Standard II	-	(19,040)	(19,040)	15,571	129,265	144,836	324,363	450,159
LVIP American Century Inflation Protection Fund – Standard II	5,565	(1,280)	4,285	(1,282)	-	(1,282)	(1,391)	1,612
LVIP American Century Mid Cap Value Fund – Standard II	8,425	(3,027)	5,398	(3,764)	15,744	11,980	7,278	24,656
LVIP American Century Ultra Fund – Standard II	-	(25,245)	(25,245)	84,793	226,066	310,859	385,393	671,007
LVIP American Century Value Fund – Standard II	73,084	(22,452)	50,632	45,811	140,993	186,804	(36,530)	200,906
LVIP JPMorgan Mid Cap Value Fund - Standard	72,704	(52,892)	19,812	1,183	909,068	910,251	(211,382)	718,681
LVIP JPMorgan Small Cap Core Fund - Standard	15,383	(17,155)	(1,772)	(5,369)	29,013	23,644	168,571	190,443
T. Rowe Price All-Cap Opportunities Portfolio	10,002	(122,938)	(112,936)	396,657	1,545,156	1,941,813	1,034,050	2,862,927

See accompanying notes.

7

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2024

				Realized gain (loss) on
	Income	Expenses		investments
							Change in
							unrealized	Net increase
				Realized gain		Net realized	appreciation/	(decrease) in net
		Mortality and	Net investment	(loss) on sale	Realized gain	gain (loss) on	depreciation of	assets from
Subaccount	Dividends	expense risk	income (loss)	of fund shares	distributions	investments	investments	operations
T. Rowe Price Equity Income Portfolio	$144,698	$(71,434)	$73,264	$148,181	$517,541	$665,722	$47,453	$786,439
T. Rowe Price Mid-Cap Growth Portfolio	-	(151,632)	(151,632)	196,146	1,500,184	1,696,330	(206,798)	1,337,900
T. Rowe Price Moderate Allocation Portfolio	218,681	(86,112)	132,569	84,571	263,053	347,624	339,885	820,078
T. Rowe Price International Stock Portfolio	58,174	(56,310)	1,864	20,780	150,539	171,319	(25,664)	147,519

Product D
CVT EAFE International Index Portfolio - Class F	$995	$-	$995	$331	$-	$331	$(346)	$980
CVT NASDAQ-100 Index Portfolio	1,236	-	1,236	37,131	24,307	61,438	19,065	81,739
CVT Russell 2000® Small Cap Index Portfolio - Class F	1,446	-	1,446	1,303	2,339	3,642	6,368	11,456
CVT S&P MidCap 400 Index Portfolio - Class F	13,447	-	13,447	7,647	48,463	56,110	66,302	135,859
Columbia VP Overseas Core Fund - Class 1	419	-	419	39	-	39	(145)	313
Columbia VP Select Mid Cap Value Fund - Class 1	-	-	-	2,346	-	2,346	9,361	11,707
Columbia VP Small Cap Value Fund - Class 2	3,422	-	3,422	(10,015)	28,135	18,120	30,899	52,441
Columbia VP Small Company Growth Fund - Class 2	199	-	199	(213)	-	(213)	1,788	1,774
DWS Global Small Cap VIP - Class A	230	-	230	(146)	696	550	172	952
DWS International Growth VIP - Class A	360	-	360	717	-	717	1,479	2,556
Federated Hermes Government Money Fund II - Service Shares	2,894	-	2,894	-	-	-	-	2,894
Federated Hermes Managed Volatility Fund II - Primary Shares	6,560	-	6,560	675	-	675	36,532	43,767
Federated Hermes Quality Bond Fund II - Primary Shares	29,713	-	29,713	(7,835)	-	(7,835)	16,238	38,116
Fidelity® VIP Contrafund® Portfolio - Service Class 2	670	-	670	54,757	264,161	318,918	256,804	576,392
Fidelity® VIP Growth Portfolio - Service Class 2	-	-	-	36,701	321,365	358,066	(8,322)	349,744
Fidelity® VIP High Income Portfolio - Service Class 2	35,778	-	35,778	(6,703)	-	(6,703)	16,471	45,546
Fidelity® VIP Index 500 Portfolio - Service Class 2	3,182	-	3,182	11,904	193	12,097	49,419	64,698
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,884	-	2,884	9,453	111,452	120,905	3,180	126,969
Fidelity® VIP Real Estate Portfolio - Service Class 2	20,896	-	20,896	(3,400)	-	(3,400)	13,603	31,099
Franklin Mutual Shares VIP Fund - Class 2	31,739	-	31,739	(28,017)	33,006	4,989	128,214	164,942
Franklin Small Cap Value VIP Fund - Class 2	1,250	-	1,250	(5,110)	3,091	(2,019)	15,503	14,734
Franklin U.S. Government Securities VIP Fund - Class 2	28,422	-	28,422	(19,030)	-	(19,030)	2,654	12,046
Templeton Global Bond VIP Fund - Class 2	-	-	-	(11,233)	-	(11,233)	(43,198)	(54,431)
LVIP JPMorgan Small Cap Core Fund - Service	543	-	543	2,488	1,253	3,741	5,566	9,850
T. Rowe Price All-Cap Opportunities Portfolio	188	-	188	6,553	28,987	35,540	16,669	52,397
T. Rowe Price Equity Income Portfolio	13,274	-	13,274	1,404	48,286	49,690	13,880	76,844

See accompanying notes.

8

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2024

Realized gain (loss) on
	Income	Expenses		investments
Change in
							unrealized	Net increase
				Realized gain		Net realized	appreciation/	(decrease) in net
		Mortality and	Net investment	(loss) on sale	Realized gain	gain (loss) on	depreciation of	assets from
Subaccount	Dividends	expense risk	income (loss)	of fund shares	distributions	investments	investments	operations
T. Rowe Price Moderate Allocation Portfolio	$840	$-	$840	$(133)	$1,035	$902	$1,689	$3,431
T. Rowe Price International Stock Portfolio	15,046	-	15,046	5,651	38,935	44,586	(12,003)	47,629

See accompanying notes.

9

Farm Bureau Life Variable Account

Statements of Changes in Net Assets

For the Year Ended December 31, 2024

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase				Transfers of	including	(decrease) in
		Net		appreciation/	(decrease) in		Transfers of		cost of	Declared	net assets	Total
	Net Assets at	investment	Net realized	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	gain (loss) on	of	from	of net	and death	of policy	and other	Option	contract	(decrease)	December 31,
Subaccount	2023	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	in net assets	2024
Product A, B & C
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	$444,987	$(2,193)	$46,623	$55,428	$99,858	$15,606	$(115,804)	$(3,512)	$(15,712)	$(7,400)	$(126,822)	$(26,964)	$418,023
BNY Mellon VIF Appreciation Portfolio - Initial Shares	4,149,220	(21,070)	275,957	226,591	481,478	203,338	(143,550)	(37,407)	(195,384)	(57,318)	(230,321)	251,157	4,400,377
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	1,399,721	(5,678)	100,089	206,752	301,163	44,637	(75,302)	(3,495)	(42,436)	22,693	(53,903)	247,260	1,646,981
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	1,503,460	(3,083)	14,269	40,611	51,797	63,191	(71,717)	(10,258)	(53,837)	(40,169)	(112,790)	(60,993)	1,442,467
CVT NASDAQ-100 Index Portfolio	6,009,243	(37,150)	936,061	501,103	1,400,014	131,430	(284,079)	(142,095)	(181,511)	82,487	(393,768)	1,006,246	7,015,489
CVT Russell 2000® Small Cap Index Portfolio	3,185,739	11,371	101,085	201,576	314,032	163,467	(83,761)	(59,402)	(127,282)	35,676	(71,302)	242,730	3,428,469
CVT S&P MidCap 400 Index Portfolio	4,393,418	13,540	344,565	175,903	534,008	183,455	(129,241)	(58,748)	(184,744)	(53,941)	(243,219)	290,789	4,684,207
Federated Hermes Government Money Fund II - Service Shares	1,748,585	64,194	-	-	64,194	174,781	(91,660)	(22,607)	(124,390)	186	(63,690)	504	1,749,089
Federated Hermes Managed Volatility Fund II - Primary Shares	77,787,884	1,069,866	(1,343,196)	11,290,748	11,017,418	5,372,160	(2,897,227)	(378,590)	(6,361,209)	(749,419)	(5,014,285)	6,003,133	83,791,017
Federated Hermes Quality Bond Fund II - Primary Shares	16,180,637	332,309	(146,705)	281,018	466,622	1,226,163	(615,045)	(88,718)	(1,122,827)	(106,479)	(706,906)	(240,284)	15,940,353
Fidelity® VIP Contrafund® Portfolio - Initial Class	33,888,127	(285,444)	6,398,239	4,720,318	10,833,113	1,176,048	(1,202,291)	(331,265)	(1,534,737)	(321,133)	(2,213,378)	8,619,735	42,507,862
Fidelity® VIP Growth & Income Portfolio - Initial Class	9,251,223	56,057	1,138,681	725,311	1,920,049	312,716	(395,090)	(39,345)	(360,782)	(97,149)	(579,650)	1,340,399	10,591,622

See accompanying notes.

10

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2024

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase				Transfers of	including	(decrease) in
		Net		appreciation/	(decrease) in		Transfers of		cost of	Declared	net assets	Total
	Net Assets at	investment	Net realized	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	gain (loss) on	of	from	of net	and death	of policy	and other	Option	contract	(decrease)	December 31,
Subaccount	2023	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	in net assets	2024
Fidelity® VIP Growth Portfolio - Initial Class	$38,295,213	$(399,646)	$12,286,437	$(915,040)	$10,971,751	$897,302	$(1,767,793)	$(184,538)	$(1,356,450)	$(452,817)	$(2,864,296)	$8,107,455	$46,402,668
Fidelity® VIP High Income Portfolio - Service Class 2	3,803,525	210,054	(47,964)	125,114	287,204	256,968	(145,492)	(28,767)	(193,735)	46,790	(64,236)	222,968	4,026,493
Fidelity® VIP Index 500 Portfolio - Initial Class	25,319,770	105,491	1,677,576	4,090,262	5,873,329	800,876	(889,581)	(172,510)	(941,407)	(282,019)	(1,484,641)	4,388,688	29,708,458
Fidelity® VIP Mid Cap Portfolio - Service Class 2	7,772,895	(46,810)	1,178,623	90,820	1,222,633	354,935	(352,794)	(79,727)	(355,881)	(24,035)	(457,502)	765,131	8,538,026
Fidelity® VIP Overseas Portfolio - Initial Class	4,469,591	33,192	424,896	(265,533)	192,555	232,303	(190,415)	(33,960)	(189,333)	(76,627)	(258,032)	(65,477)	4,404,114
Franklin Global Real Estate VIP Fund - Class 2	2,171,031	19,908	(5,399)	(41,656)	(27,147)	186,334	(71,052)	(21,385)	(117,407)	3,929	(19,581)	(46,728)	2,124,303
Franklin Mutual Shares VIP Fund - Class 2	3,673,344	40,553	21,983	305,848	368,384	216,517	(189,724)	(40,812)	(195,366)	(19,077)	(228,462)	139,922	3,813,266
Franklin Small Cap Value VIP Fund - Class 2	3,176,236	864	41,227	292,204	334,295	154,125	(90,990)	(16,516)	(156,137)	7,192	(102,326)	231,969	3,408,205
Franklin Small-Mid Cap Growth VIP Fund - Class 2	3,227,262	(29,855)	(26,850)	369,760	313,055	152,744	(101,566)	(27,756)	(136,570)	(18,593)	(131,741)	181,314	3,408,576
Franklin U.S. Government Securities VIP Fund - Class 2	3,993,585	84,637	(56,990)	(9,523)	18,124	305,873	(109,748)	(34,578)	(219,376)	(39,444)	(97,273)	(79,149)	3,914,436
Templeton Growth VIP Fund -Class 2	1,397,883	942	(21,162)	84,910	64,690	95,597	(103,865)	(7,244)	(56,686)	(26,089)	(98,287)	(33,597)	1,364,286
LVIP American Century Capital Appreciation Fund –Standard II	1,919,359	(19,040)	144,836	324,363	450,159	90,770	(60,018)	(37,928)	(76,660)	(12,728)	(96,564)	353,595	2,272,954
LVIP American Century Inflation Protection Fund –Standard II	130,043	4,285	(1,282)	(1,391)	1,612	16,210	(10,438)	(2,929)	(10,802)	16,030	8,071	9,683	139,726
LVIP American Century Mid Cap Value Fund – Standard II	336,361	5,398	11,980	7,278	24,656	23,741	(28,082)	(94)	(22,053)	(3,677)	(30,165)	(5,509)	330,852
LVIP American Century Ultra Fund – Standard II	2,476,362	(25,245)	310,859	385,393	671,007	63,775	(59,277)	(7,523)	(82,375)	(14,822)	(100,222)	570,785	3,047,147

See accompanying notes.

11

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2024

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase				Transfers of	including	(decrease) in
		Net		appreciation/	(decrease) in		Transfers of		cost of	Declared	net assets	Total
	Net Assets at	investment	Net realized	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	gain (loss) on	of	from	of net	and death	of policy	and other	Option	contract	(decrease)	December 31,
Subaccount	2023	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	in net assets	2024
LVIP American Century Value Fund – Standard II	$2,389,667	$50,632	$186,804	$(36,530)	$200,906	$142,947	$(73,292)	$(24,709)	$(116,592)	$(3,555)	$(75,201)	$125,705	$2,515,372
LVIP JPMorgan Mid Cap Value Fund - Standard	5,620,361	19,812	910,251	(211,382)	718,681	261,499	(275,180)	(33,881)	(239,284)	(75,696)	(362,542)	356,139	5,976,500
LVIP JPMorgan Small Cap Core Fund - Standard	1,786,412	(1,772)	23,644	168,571	190,443	101,788	(41,880)	(23,273)	(79,938)	(6,076)	(49,379)	141,064	1,927,476
T. Rowe Price All-Cap Opportunities Portfolio	12,198,967	(112,936)	1,941,813	1,034,050	2,862,927	273,874	(630,908)	(91,155)	(398,476)	(76,667)	(923,332)	1,939,595	14,138,562
T. Rowe Price Equity Income Portfolio	7,444,723	73,264	665,722	47,453	786,439	334,493	(238,833)	(58,706)	(368,607)	50,496	(281,157)	505,282	7,950,005
T. Rowe Price Mid-Cap Growth Portfolio	16,454,376	(151,632)	1,696,330	(206,798)	1,337,900	477,995	(671,118)	(103,500)	(604,548)	(300,984)	(1,202,155)	135,745	16,590,121
T. Rowe Price Moderate Allocation Portfolio	9,189,145	132,569	347,624	339,885	820,078	462,280	(419,647)	(51,473)	(420,629)	8,419	(421,050)	399,028	9,588,173
T. Rowe Price International Stock Portfolio	6,075,939	1,864	171,319	(25,664)	147,519	374,627	(203,898)	(57,697)	(296,099)	(47,596)	(230,663)	(83,144)	5,992,795
Product D
CVT EAFE International Index Portfolio - Class F	$33,777	$995	$331	$(346)	$980	$2,625	$-	$-	$(1,477)	$-	$1,148	$2,128	$35,905
CVT NASDAQ-100 Index Portfolio	329,076	1,236	61,438	19,065	81,739	11,323	(42,419)	-	(12,358)	24,127	(19,327)	62,412	391,488
CVT Russell 2000® Small Cap Index Portfolio - Class F	101,585	1,446	3,642	6,368	11,456	5,419	(3,525)	-	(3,317)	4,751	3,328	14,784	116,369
CVT S&P MidCap 400 Index Portfolio - Class F	1,047,565	13,447	56,110	66,302	135,859	81,931	(49,686)	(2,273)	(45,844)	(15,055)	(30,927)	104,932	1,152,497
Columbia VP Overseas Core Fund - Class 1	9,184	419	39	(145)	313	1,210	-	-	(587)	-	623	936	10,120
Columbia VP Select Mid Cap Value Fund - Class 1	94,745	-	2,346	9,361	11,707	6,039	-	-	(5,345)	6,372	7,066	18,773	113,518
Columbia VP Small Cap Value Fund - Class 2	621,094	3,422	18,120	30,899	52,441	46,835	(26,232)	(1,622)	(26,307)	(1,035)	(8,361)	44,080	665,174

See accompanying notes.

12

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2024

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase				Transfers of	including	(decrease) in
		Net		appreciation/	(decrease) in		Transfers of		cost of	Declared	net assets	Total
	Net Assets at	investment	Net realized	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	gain (loss) on	of	from	of net	and death	of policy	and other	Option	contract	(decrease)	December 31,
Subaccount	2023	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	in net assets	2024
Columbia VP Small Company Growth Fund - Class 2	$7,641	$199	$(213)	$1,788	$1,774	$-	$-	$-	$(524)	$-	$(524)	$1,250	$8,891
DWS Global Small Cap VIP - Class A	16,419	230	550	172	952	1,895	-	-	(1,242)	(380)	273	1,225	17,644
DWS International Growth VIP - Class A	28,186	360	717	1,479	2,556	3,869	-	-	(2,432)	(193)	1,244	3,800	31,986
Federated Hermes Government Money Fund II - Service Shares	60,748	2,894	-	-	2,894	6,743	-	-	(3,649)	(5)	3,089	5,983	66,731
Federated Hermes Managed Volatility Fund II - Primary Shares	273,168	6,560	675	36,532	43,767	32,444	-	(747)	(13,466)	(26)	18,205	61,972	335,140
Federated Hermes Quality Bond Fund II - Primary Shares	1,046,439	29,713	(7,835)	16,238	38,116	95,672	(80,537)	(1,194)	(48,659)	1,196	(33,522)	4,594	1,051,033
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,765,034	670	318,918	256,804	576,392	124,755	(72,438)	(3,854)	(84,033)	(28,028)	(63,598)	512,794	2,277,828
Fidelity® VIP Growth Portfolio - Service Class 2	1,197,683	-	358,066	(8,322)	349,744	88,170	(56,702)	(3,409)	(59,127)	(22,820)	(53,888)	295,856	1,493,539
Fidelity® VIP High Income Portfolio - Service Class 2	547,453	35,778	(6,703)	16,471	45,546	48,065	(31,700)	(991)	(24,851)	6,701	(2,776)	42,770	590,223
Fidelity® VIP Index 500 Portfolio - Service Class 2	230,079	3,182	12,097	49,419	64,698	9,481	(11,242)	-	(9,335)	46,637	35,541	100,239	330,318
Fidelity® VIP Mid Cap Portfolio - Service Class 2	765,186	2,884	120,905	3,180	126,969	57,011	(43,057)	(1,538)	(33,787)	(16,858)	(38,229)	88,740	853,926
Fidelity® VIP Real Estate Portfolio - Service Class 2	510,139	20,896	(3,400)	13,603	31,099	42,563	(22,090)	(1,044)	(21,836)	(1,014)	(3,421)	27,678	537,817
Franklin Mutual Shares VIP Fund - Class 2	1,503,973	31,739	4,989	128,214	164,942	124,464	(78,237)	(2,869)	(68,264)	(8,587)	(33,493)	131,449	1,635,422
Franklin Small Cap Value VIP Fund - Class 2	126,190	1,250	(2,019)	15,503	14,734	6,178	(12,139)	-	(3,798)	8,090	(1,669)	13,065	139,255

See accompanying notes.

13

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2024

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase				Transfers of	including	(decrease) in
		Net		appreciation/	(decrease) in		Transfers of		cost of	Declared	net assets	Total
	Net Assets at	investment	Net realized	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	gain (loss) on	of	from	of net	and death	of policy	and other	Option	contract	(decrease)	December 31,
Subaccount	2023	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	in net assets	2024
Franklin U.S. Government Securities VIP Fund - Class 2	$981,925	$28,422	$(19,030)	$2,654	$12,046	$92,051	$(78,889)	$(1,162)	$(45,291)	$(650)	$(33,941)	$(21,895)	$960,030
Templeton Global Bond VIP Fund - Class 2	491,874	-	(11,233)	(43,198)	(54,431)	45,633	(31,406)	(363)	(21,979)	(3,359)	(11,474)	(65,905)	425,969
LVIP JPMorgan Small Cap Core Fund - Service	85,614	543	3,741	5,566	9,850	5,865	(15,126)	-	(4,796)	256	(13,801)	(3,951)	81,663
T. Rowe Price All-Cap Opportunities Portfolio	208,579	188	35,540	16,669	52,397	9,273	(10,626)	-	(9,960)	15,817	4,504	56,901	265,480
T. Rowe Price Equity Income Portfolio	652,359	13,274	49,690	13,880	76,844	45,542	(3,519)	(1,419)	(24,998)	(750)	14,856	91,700	744,059
T. Rowe Price Moderate Allocation Portfolio	54,106	840	902	1,689	3,431	3,107	(20,663)	-	(1,842)	(311)	(19,709)	(16,278)	37,828
T. Rowe Price International Stock Portfolio	1,527,584	15,046	44,586	(12,003)	47,629	129,850	(73,878)	(3,723)	(64,990)	(11,330)	(24,071)	23,558	1,551,142

See accompanying notes.

14

Farm Bureau Life Variable Account

Statements of Changes in Net Assets

For the Year Ended December 31, 2023

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase				Transfers of	including	(decrease) in
		Net		appreciation/	in		Transfers of		cost of	Declared	net assets	Total
	Net Assets at	investment	Net realized	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	gain (loss) on	of	from	of net	and death	of policy	and other	Option	contract	(decrease)	December 31,
Subaccount	2022	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	in net assets	2023
Product A, B & C
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	$377,874	$(1,467)	$51,709	$32,844	$83,086	$19,123	$(12,611)	$(4,526)	$(17,824)	$(135)	$(15,973)	$67,113	$444,987
BNY Mellon VIF Appreciation Portfolio - Initial Shares	3,735,746	(7,104)	249,191	474,358	716,445	217,701	(149,556)	(29,208)	(196,846)	(145,062)	(302,971)	413,474	4,149,220
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	1,188,415	(3,027)	137,324	157,989	292,286	44,732	(36,915)	(25,131)	(42,776)	(20,890)	(80,980)	211,306	1,399,721
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	1,453,487	(8,237)	67,436	58,920	118,119	68,060	(50,537)	(21,730)	(61,984)	(1,955)	(68,146)	49,973	1,503,460
CVT NASDAQ-100 Index Portfolio	4,135,278	(28,922)	292,762	1,869,753	2,133,593	134,526	(137,018)	(35,081)	(174,792)	(47,263)	(259,628)	1,873,965	6,009,243
CVT Russell 2000® Small Cap Index Portfolio	2,786,721	(100)	23,537	407,664	431,101	163,563	(56,846)	(19,685)	(131,472)	12,357	(32,083)	399,018	3,185,739
CVT S&P MidCap 400 Index Portfolio	3,971,451	13,894	270,482	299,349	583,725	183,080	(97,755)	(12,024)	(191,696)	(43,363)	(161,758)	421,967	4,393,418
Federated Hermes Government Money Fund II - Service Shares	1,741,235	61,670	-	-	61,670	186,165	(104,680)	(7,405)	(136,498)	8,098	(54,320)	7,350	1,748,585
Federated Hermes Managed Volatility Fund II - Primary Shares	76,696,159	750,269	(2,186,677)	7,084,478	5,648,070	5,643,715	(2,484,162)	(248,740)	(6,477,518)	(989,640)	(4,556,345)	1,091,725	77,787,884
Federated Hermes Quality Bond Fund II - Primary Shares	16,168,146	282,569	(196,939)	727,226	812,856	1,277,848	(604,176)	(40,486)	(1,205,927)	(227,624)	(800,365)	12,491	16,180,637
Fidelity® VIP Contrafund® Portfolio - Initial Class	26,844,226	(121,965)	2,116,898	6,487,055	8,481,988	1,264,053	(852,356)	(276,694)	(1,423,463)	(149,627)	(1,438,087)	7,043,901	33,888,127
Fidelity® VIP Growth & Income Portfolio - Initial Class	8,367,978	66,637	808,653	558,117	1,433,407	350,667	(246,931)	(116,208)	(379,583)	(158,107)	(550,162)	883,245	9,251,223

See accompanying notes.

15

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2023

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase				Transfers of	including	(decrease) in
		Net		appreciation/	in		Transfers of		cost of	Declared	net assets	Total
	Net Assets at	investment	Net realized	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	gain (loss) on	of	from	of net	and death	of policy	and other	Option	contract	(decrease)	December 31,
Subaccount	2022	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	in net assets	2023
Fidelity® VIP Growth Portfolio - Initial Class	$30,045,902	$(260,786)	$3,029,080	$7,454,766	$10,223,060	$945,916	$(845,597)	$(318,817)	$(1,322,656)	$(432,595)	$(1,973,749)	$8,249,311	$38,295,213
Fidelity® VIP High Income Portfolio - Service Class 2	3,437,552	177,420	(73,346)	216,859	320,933	263,537	(119,096)	(22,777)	(197,317)	120,693	45,040	365,973	3,803,525
Fidelity® VIP Index 500 Portfolio - Initial Class	21,264,819	134,305	1,325,225	3,730,689	5,190,219	805,718	(602,915)	(152,502)	(949,491)	(236,078)	(1,135,268)	4,054,951	25,319,770
Fidelity® VIP Mid Cap Portfolio - Service Class 2	7,022,138	(36,280)	187,295	797,200	948,215	372,135	(180,766)	(80,249)	(354,926)	46,348	(197,458)	750,757	7,772,895
Fidelity® VIP Overseas Portfolio - Initial Class	3,808,342	6,768	127,165	602,132	736,065	273,396	(110,194)	(7,580)	(195,888)	(34,550)	(74,816)	661,249	4,469,591
Franklin Global Real Estate VIP Fund - Class 2	2,006,559	39,788	2,082	163,197	205,067	190,203	(78,176)	(9,255)	(125,907)	(17,460)	(40,595)	164,472	2,171,031
Franklin Mutual Shares VIP Fund - Class 2	3,300,044	35,278	195,088	179,627	409,993	234,440	(106,866)	(26,337)	(196,569)	58,639	(36,693)	373,300	3,673,344
Franklin Small Cap Value VIP Fund - Class 2	2,968,038	(11,106)	54,090	296,212	339,196	173,084	(103,530)	(46,842)	(163,505)	9,795	(130,998)	208,198	3,176,236
Franklin Small-Mid Cap Growth VIP Fund - Class 2	2,660,801	(25,840)	(111,483)	804,688	667,365	161,984	(98,600)	(35,684)	(136,854)	8,250	(100,904)	566,461	3,227,262
Franklin U.S. Government Securities VIP Fund - Class 2	3,899,150	71,582	(70,110)	134,405	135,877	319,054	(162,183)	(19,819)	(236,578)	58,084	(41,442)	94,435	3,993,585
Templeton Growth VIP Fund - Class 2	1,176,126	31,147	(5,723)	207,820	233,244	93,599	(44,243)	(4,396)	(58,244)	1,797	(11,487)	221,757	1,397,883
LVIP American Century Capital Appreciation Fund – Standard II	1,624,782	(15,617)	(22,677)	351,942	313,648	95,057	(25,241)	(25,320)	(73,718)	10,151	(19,071)	294,577	1,919,359
LVIP American Century Inflation Protection Fund – Standard II	129,674	3,464	(1,100)	1,074	3,438	14,358	(1,847)	-	(10,123)	(5,457)	(3,069)	369	130,043
LVIP American Century Mid Cap Value Fund – Standard II	341,606	4,596	31,397	(19,368)	16,625	22,661	(6,089)	(27,303)	(22,211)	11,072	(21,870)	(5,245)	336,361

See accompanying notes.

16

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2023

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase				Transfers of	including	(decrease) in
		Net		appreciation/	in		Transfers of		cost of	Declared	net assets	Total
	Net Assets at	investment	Net realized	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	gain (loss) on	of	from	of net	and death	of policy	and other	Option	contract	(decrease)	December 31,
Subaccount	2022	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	in net assets	2023
LVIP American Century Ultra Fund – Standard II	$1,812,092	$(19,498)	$191,842	$579,460	$751,804	$63,289	$(27,858)	$(2,763)	$(79,025)	$(41,177)	$(87,534)	$664,270	$2,476,362
LVIP American Century Value Fund – Standard II	2,259,980	34,177	213,394	(67,942)	179,629	152,648	(101,736)	(22,237)	(118,137)	39,520	(49,942)	129,687	2,389,667
LVIP JPMorgan Mid Cap Value Fund - Standard	5,134,401	119,385	453,938	(62,000)	511,323	283,169	(171,667)	(43,197)	(247,340)	153,672	(25,363)	485,960	5,620,361
LVIP JPMorgan Small Cap Core Fund - Standard	1,637,327	7,931	(1,127)	187,102	193,906	98,993	(47,432)	(6,236)	(81,707)	(8,439)	(44,821)	149,085	1,786,412
T. Rowe Price All-Cap Opportunities Portfolio	10,042,346	(71,292)	948,435	1,844,565	2,721,708	284,289	(303,392)	(35,979)	(397,415)	(112,590)	(565,087)	2,156,621	12,198,967
T. Rowe Price Equity Income Portfolio	7,027,860	84,905	405,795	98,091	588,791	362,390	(144,516)	(22,013)	(378,809)	11,020	(171,928)	416,863	7,444,723
T. Rowe Price Mid-Cap Growth Portfolio	14,620,222	(137,787)	1,221,160	1,592,711	2,676,084	543,461	(409,219)	(124,409)	(653,935)	(197,828)	(841,930)	1,834,154	16,454,376
T. Rowe Price Moderate Allocation Portfolio	8,381,825	123,702	92,545	956,955	1,173,202	490,515	(375,099)	(35,867)	(450,707)	5,276	(365,882)	807,320	9,189,145
T. Rowe Price International Stock Portfolio	5,670,073	5,251	49,988	781,731	836,970	396,489	(201,000)	(70,181)	(315,473)	(240,939)	(431,104)	405,866	6,075,939
Product D
CVT VP EAFE International Index Portfolio - Class F	$27,268	$939	$230	$3,729	$4,898	$2,918	$-	$-	$(1,307)	$-	$1,611	$6,509	$33,777
CVT NASDAQ-100 Index Portfolio	215,911	939	6,724	109,206	116,869	7,755	-	-	(11,364)	(95)	(3,704)	113,165	329,076
CVT Russell 2000® Small Cap Index Portfolio - Class F	86,506	823	(200)	13,575	14,198	4,769	-	(567)	(3,307)	(14)	881	15,079	101,585
CVT S&P MidCap 400 Index Portfolio - Class F	904,563	11,896	41,000	90,963	143,859	85,076	(46,397)	(3,974)	(43,596)	8,034	(857)	143,002	1,047,565
Columbia VP Overseas Core Fund - Class 1	10,084	206	(538)	1,703	1,371	986	(2,591)	-	(666)	-	(2,271)	(900)	9,184
Columbia VP Select Mid Cap Value Fund - Class 1	85,417	-	2,032	6,700	8,732	5,672	-	-	(5,053)	(23)	596	9,328	94,745

See accompanying notes.

17

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2023

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase				Transfers of	including	(decrease) in
		Net		appreciation/	in		Transfers of		cost of	Declared	net assets	Total
	Net Assets at	investment	Net realized	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	gain (loss) on	of	from	of net	and death	of policy	and other	Option	contract	(decrease)	December 31,
Subaccount	2022	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	in net assets	2023
Columbia VP Small Cap Value Fund - Class 2	$497,032	$2,338	$21,494	$87,513	$111,345	$48,947	$(27,655)	$(1,978)	$(24,974)	$18,377	$12,717	$124,062	$621,094
Columbia VP Small Company Growth Fund - Class 2	6,492	-	(390)	2,044	1,654	-	-	-	(505)	-	(505)	1,149	7,641
DWS Global Small Cap VIP - Class A	12,384	121	(203)	3,223	3,141	2,077	-	-	(1,183)	-	894	4,035	16,419
DWS International Growth VIP - Class A	25,635	210	1,172	2,577	3,959	3,544	(2,631)	-	(2,321)	-	(1,408)	2,551	28,186
Federated Hermes Government Money Fund II - Service Shares	60,686	2,771	-	-	2,771	7,234	69	-	(4,556)	(5,456)	(2,709)	62	60,748
Federated Hermes Managed Volatility Fund II - Primary Shares	244,220	4,733	(2,326)	19,226	21,633	29,851	108	-	(13,563)	(9,081)	7,315	28,948	273,168
Federated Hermes Quality Bond Fund II - Primary Shares	998,514	26,061	(10,129)	44,704	60,636	104,274	(57,990)	(3,517)	(50,378)	(5,100)	(12,711)	47,925	1,046,439
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,353,361	4,174	95,136	341,547	440,857	130,137	(64,409)	(4,535)	(70,463)	(19,914)	(29,184)	411,673	1,765,034
Fidelity® VIP Growth Portfolio - Service Class 2	905,685	38	65,450	252,483	317,971	91,512	(49,226)	(3,643)	(49,583)	(15,033)	(25,973)	291,998	1,197,683
Fidelity® VIP High Income Portfolio - Service Class 2	489,382	30,061	(3,914)	24,467	50,614	50,474	(25,850)	(1,806)	(24,425)	9,064	7,457	58,071	547,453
Fidelity® VIP Index 500 Portfolio - Service Class 2	198,635	2,672	16,296	31,074	50,042	8,179	194	(649)	(10,623)	(15,699)	(18,598)	31,444	230,079
Fidelity® VIP Mid Cap Portfolio - Service Class 2	661,920	2,779	27,125	68,425	98,329	58,942	(23,605)	(1,565)	(31,471)	2,636	4,937	103,266	765,186
Fidelity® VIP Real Estate Portfolio - Service Class 2	408,960	10,690	12,599	25,296	48,585	42,076	(19,278)	(1,400)	(20,992)	52,188	52,594	101,179	510,139
Franklin Mutual Shares VIP Fund - Class 2	1,307,651	26,245	99,356	53,237	178,838	129,808	(72,923)	(5,370)	(64,980)	30,949	17,484	196,322	1,503,973

See accompanying notes.

18

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2023

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase				Transfers of	including	(decrease) in
		Net		appreciation/	in		Transfers of		cost of	Declared	net assets	Total
	Net Assets at	investment	Net realized	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	gain (loss) on	of	from	of net	and death	of policy	and other	Option	contract	(decrease)	December 31,
Subaccount	2022	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	in net assets	2023
Franklin Small Cap Value VIP Fund - Class 2	$112,040	$618	$3,703	$9,880	$14,201	$8,427	$(4,652)	$-	$(3,826)	$-	$(51)	$14,150	$126,190
Franklin U.S. Government Securities VIP Fund - Class 2	933,706	25,636	(14,705)	30,815	41,746	97,782	(51,815)	(3,483)	(47,007)	10,996	6,473	48,219	981,925
Templeton Global Bond VIP Fund - Class 2	470,935	-	(9,560)	23,540	13,980	50,504	(22,725)	(1,621)	(24,016)	4,817	6,959	20,939	491,874
LVIP JPMorgan Small Cap Core Fund - Service	75,351	785	230	8,574	9,589	5,346	-	-	(4,672)	-	674	10,263	85,614
T. Rowe Price All-Cap Opportunities Portfolio	165,070	478	16,350	30,475	47,303	5,153	-	-	(8,942)	(5)	(3,794)	43,509	208,579
T. Rowe Price Equity Income Portfolio	574,968	12,629	25,204	18,628	56,461	45,798	(6,496)	(850)	(24,190)	6,668	20,930	77,391	652,359
T. Rowe Price Moderate Allocation Portfolio	48,603	1,232	240	5,968	7,440	6,779	70	-	(3,165)	(5,621)	(1,937)	5,503	54,106
T. Rowe Price International Stock Portfolio	1,422,488	14,513	(6,230)	216,037	224,320	136,623	(75,511)	(5,032)	(66,103)	(109,201)	(119,224)	105,096	1,527,584

See accompanying notes.

19

Farm Bureau Life Variable Account

Notes to Financial Statements

December 31, 2024

1. Organization and Significant Accounting Policies

Organization

Farm Bureau Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farm Bureau Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Insurance and Financial Services, of the State of Iowa. The Account is a funding vehicle for nonparticipating flexible premium variable life insurance policies (Product A), flexible premium last survivor variable life insurance policies (Product B), flexible premium variable life insurance policies (Product C) and variable universal life insurance policies (Product D) issued by the Company. The Company discontinued underwriting new sales of all variable life insurance products but continues to receive premiums from sales that occurred prior to this change.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the life insurance policies is not available to satisfy liabilities arising out of any other business the Company may conduct.

At the direction of eligible policy owners, the Account invests in the following fifty investment subaccounts which, in turn, own open-end mutual fund shares of registered investment companies (the Funds). Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates with a guaranteed minimum. Assets and liabilities associated with funds allocated to the DIO are excluded from the Account as these are included in the Company’s general account.

Subaccount / Fund	Product
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
BNY Mellon Sustainable U.S. Equity Portfolio – Service Shares	A, B & C
BNY Mellon Variable Investment Fund
BNY Mellon VIF Appreciation Portfolio - Initial Shares	A, B & C
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	A, B & C
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	A, B & C
Calvert Variable Trust, Inc. (2)
CVT EAFE International Index Portfolio - Class F (2)	D
CVT NASDAQ-100 Index Portfolio (2)	A, B, C & D
CVT Russell 2000® Small Cap Index Portfolio (2)	A, B & C
CVT Russell 2000® Small Cap Index Portfolio - Class F (2)	D
CVT S&P MidCap 400 Index Portfolio (2)	A, B & C
CVT S&P MidCap 400 Index Portfolio - Class F (2)	D
Columbia Variable Products, Inc.
Columbia VP Overseas Core Fund - Class 1	D
Columbia VP Select Mid Cap Value Fund - Class 1	D
Columbia VP Small Cap Value Fund - Class 2	D
Columbia VP Small Company Growth Fund - Class 2	D
Deutsche DWS Variable Series I
DWS Global Small Cap VIP - Class A	D
Deutsche DWS Variable Series II
DWS International Growth VIP - Class A	D

20

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

Subaccount / Fund	Product
Federated Hermes Insurance Series
Federated Hermes Government Money Fund II - Service Shares	A, B, C & D
Federated Hermes Managed Volatility Fund II - Primary Shares	A, B, C & D
Federated Hermes Quality Bond Fund II - Primary Shares	A, B, C & D
Fidelity® Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Initial Class	A, B & C
Fidelity® VIP Contrafund® Portfolio - Service Class 2	D
Fidelity® VIP Growth & Income Portfolio - Initial Class	A, B & C
Fidelity® VIP Growth Portfolio - Initial Class	A, B & C
Fidelity® VIP Growth Portfolio - Service Class 2	D
Fidelity® VIP High Income Portfolio - Service Class 2	A, B, C & D
Fidelity® VIP Index 500 Portfolio - Initial Class	A, B & C
Fidelity® VIP Index 500 Portfolio - Service Class 2	D
Fidelity® VIP Mid Cap Portfolio - Service Class 2	A, B, C & D
Fidelity® VIP Overseas Portfolio - Initial Class	A, B & C
Fidelity® VIP Real Estate Portfolio - Service Class 2	D
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	A, B & C
Franklin Mutual Shares VIP Fund - Class 2	A, B, C & D
Franklin Small Cap Value VIP Fund - Class 2	A, B, C & D
Franklin Small-Mid Cap Growth VIP Fund - Class 2	A, B & C
Franklin U.S. Government Securities VIP Fund - Class 2	A, B, C & D
Templeton Global Bond VIP Fund - Class 2	D
Templeton Growth VIP Fund - Class 2	A, B & C
Lincoln Variable Insurance Products Trust
LVIP American Century Capital Appreciation Fund – Standard II (1)	A, B & C
LVIP American Century Inflation Protection Fund – Standard II (1)	A, B & C
LVIP American Century Mid Cap Value Fund – Standard II (1)	A, B & C
LVIP American Century Ultra Fund – Standard II (1)	A, B & C
LVIP American Century Value Fund – Standard II (1)	A, B & C
LVIP JPMorgan Mid Cap Value Fund – Standard	A, B & C
LVIP JPMorgan Small Cap Core Fund – Standard	A, B & C
LVIP JPMorgan Small Cap Core Fund – Service	D
T. Rowe Price Equity Series, Inc.
T. Rowe Price All-Cap Opportunities Portfolio	A, B, C & D
T. Rowe Price Equity Income Portfolio	A, B, C & D
T. Rowe Price Mid-Cap Growth Portfolio	A, B & C
T. Rowe Price Moderate Allocation Portfolio	A, B, C & D
T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio	A, B, C & D

21

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

(1)	On April 26, 2024, American Century Variable Portfolios, Inc. funds were reorganized into newly formed funds of Lincoln Variable Insurance Products Trust. On that date, assets of each fund were transferred as noted below. In addition, subaccounts that had invested in the American Century Variable Portfolios, Inc. funds transferred their investment into the respective newly formed fund as noted below.

Newly formed fund/portfolio	Former fund/portfolio
LVIP American Century Capital Appreciation Fund – Standard II	American Century VP Capital Appreciation Fund
LVIP American Century Inflation Protection Fund – Standard II	American Century VP Inflation Protection Bond Fund
LVIP American Century Mid Cap Value Fund – Standard II	American Century VP Mid Cap Value Fund
LVIP American Century Ultra Fund – Standard II	American Century VP Ultra® Fund
LVIP American Century Value Fund – Standard II	American Century VP Value Fund

(2)	On May 1, 2024, Calvert Variable Products, Inc. changed its name to Calvert Variable Trust, Inc. and each fund was renamed as noted below.

Current name	Former name
CVT EAFE International Index Portfolio – Class F	Calvert VP EAFE International Index Portfolio – Class F
CVT NASDAQ-100 Index Portfolio	Calvert VP NASDAQ-100 Index Portfolio
CVT Russell 2000® Small Cap Index Portfolio	Calvert VP Russell 2000® Small Cap Index Portfolio
CVT Russell 2000® Small Cap Index Portfolio - Class F	Calvert VP Russell 2000® Small Cap Index Portfolio - Class F
CVT S&P MidCap 400 Index Portfolio	Calvert VP S&P MidCap 400 Index Portfolio
CVT S&P MidCap 400 Index Portfolio – Class F	Calvert VP S&P MidCap 400 Index Portfolio - Class F

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

The inputs used in determining the fair value of the Account’s investments are summarized in three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Account’s own assumptions in determining the fair value of the investments)

At December 31, 2024, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1. There were no transfers into or out of Level 3 during the year.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

22

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

2. Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts (differences in expense charges for the various products are identified).

Mortality and Expense Risk Charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 0.90% of the average daily net asset value of Products A, B and C, included in the Statements of Operations. Product D assesses a monthly risk charge at a rate of 0.03% based on the accumulated value of the policy, included in Transfers of cost of insurance and other charges on the Statements of Changes in Net Assets. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Premium Expense Charge: Product A premiums are reduced by a 7% charge. Product B premiums are reduced by a 7% charge up to the minimum initial premium and 2% of each premium in excess of the minimum initial premium. Product C premiums are reduced by a 5% sales charge and a 2% charge for premium taxes. Product D is not assessed a premium expense charge.

Cost of Insurance and Policy Charges: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A policy expense charge of $7, $10, $3, and $15 for Products A, B, C, and D respectively, is deducted monthly for the administration of policies and the Account. Product B applies an additional monthly charge of $0.03 per $1,000 of the Specified Amount (amount of insurance selected) for the administration of policies and the Account. Product D applies an additional monthly charge of $0.15 per $1,000 of the Specified Amount following an increase in the Specified Amount for the first ten policy years. During the first twelve policy months immediately following an increase in Specified Amount on Products A and B, a monthly charge of $0.07 and $0.10, respectively, for every $1,000 increase in the Specified Amount is deducted. Product C charges a rate per $1,000 (determined by the Specified Amount and age of the insured) on a monthly basis immediately following an increase in Specified Amount, for the first twelve months immediately following an increase in Specified Amount. These charges are for costs associated with underwriting and start-up expenses associated with the policy and the Account. The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account’s prospectus.

Other Charges: A transfer charge ($25 on Products B and C and $10 on Products A and D) may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. A partial withdrawal fee equal to the lesser of $25 or 2% of the accumulated amount withdrawn is deducted on Product A, B and D policies. Surrender charges imposed on Product C are equal to the lesser of $25 or 2% of the amount surrendered. Surrender charges in the first 6, 10 and 10 policy years following an increase in Specified Amount to the extent of the increase for Products A, B and D, respectively, are imposed on amounts surrendered based on variables as described in the Account’s prospectus. Surrender charges are imposed in the event of a partial or full policy surrender or lapse.

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

23

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2024:

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Product A, B & C:
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	$14,327	$140,102

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	384,018	321,696
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	143,352	125,483
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	40,636	156,509

Calvert Variable Trust, Inc.:
CVT NASDAQ-100 Index Portfolio	638,374	639,243
CVT Russell 2000® Small Cap Index Portfolio	232,066	225,700
CVT S&P MidCap 400 Index Portfolio	315,647	346,925

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	165,292	164,788
Federated Hermes Managed Volatility Fund II - Primary Shares	2,295,066	6,239,485
Federated Hermes Quality Bond Fund II - Primary Shares	772,280	1,146,877

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	5,033,852	2,757,752
Fidelity® VIP Growth & Income Portfolio - Initial Class	876,343	726,291
Fidelity® VIP Growth Portfolio - Initial Class	9,836,975	3,354,216
Fidelity® VIP High Income Portfolio - Service Class 2	389,365	243,547
Fidelity® VIP Index 500 Portfolio - Initial Class	650,499	2,012,520
Fidelity® VIP Mid Cap Portfolio - Service Class 2	1,251,628	634,314
Fidelity® VIP Overseas Portfolio - Initial Class	351,238	367,966

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	155,747	155,420
Franklin Mutual Shares VIP Fund - Class 2	225,300	335,135
Franklin Small Cap Value VIP Fund - Class 2	161,202	187,100
Franklin Small-Mid Cap Growth VIP Fund - Class 2	46,917	208,513
Franklin U.S. Government Securities VIP Fund - Class 2	230,577	243,213
Templeton Growth VIP Fund - Class 2	78,247	170,878

24

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Lincoln Variable Insurance Products Trust:
LVIP American Century Capital Appreciation Fund – Standard II	$164,994	$151,333
LVIP American Century Inflation Protection Fund – Standard II	32,948	20,592
LVIP American Century Mid Cap Value Fund – Standard II	36,581	45,604
LVIP American Century Ultra Fund – Standard II	289,526	188,927
LVIP American Century Value Fund – Standard II	273,743	157,319
LVIP JPMorgan Mid Cap Value Fund - Standard	1,051,017	484,679
LVIP JPMorgan Small Cap Core Fund - Standard	95,100	117,238

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	1,615,787	1,106,899
T. Rowe Price Equity Income Portfolio	834,384	524,736
T. Rowe Price Mid-Cap Growth Portfolio	1,580,093	1,433,696
T. Rowe Price Moderate Allocation Portfolio	630,931	656,359

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	325,463	403,723

Product D:
Calvert Variable Trust, Inc.:
CVT EAFE International Index Portfolio - Class F	$3,602	$1,459
CVT NASDAQ-100 Index Portfolio	57,850	51,634
CVT Russell 2000® Small Cap Index Portfolio - Class F	13,281	6,168
CVT S&P MidCap 400 Index Portfolio - Class F	108,253	77,270

Columbia Variable Products, Inc.:
Columbia VP Overseas Core Fund - Class 1	1,466	424
Columbia VP Select Mid Cap Value Fund - Class 1	11,392	4,326
Columbia VP Small Cap Value Fund - Class 2	57,790	34,594
Columbia VP Small Company Growth Fund - Class 2	199	524
Deutsche DWS Variable Series I:
DWS Global Small Cap VIP - Class A	2,443	1,244

Deutsche DWS Variable Series II:
DWS International Growth VIP - Class A	3,831	2,227

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	8,488	2,505
Federated Hermes Managed Volatility Fund II - Primary Shares	35,338	10,573
Federated Hermes Quality Bond Fund II - Primary Shares	94,214	98,023

25

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	$331,099	$129,866
Fidelity® VIP Growth Portfolio - Service Class 2	365,677	98,200
Fidelity® VIP High Income Portfolio - Service Class 2	71,517	38,515
Fidelity® VIP Index 500 Portfolio - Service Class 2	57,528	18,612
Fidelity® VIP Mid Cap Portfolio - Service Class 2	146,275	70,168
Fidelity® VIP Real Estate Portfolio - Service Class 2	47,608	30,133

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	138,345	107,093
Franklin Small Cap Value VIP Fund - Class 2	17,333	14,661
Franklin U.S. Government Securities VIP Fund - Class 2	92,120	97,639
Templeton Global Bond VIP Fund - Class 2	33,445	44,919

Lincoln Variable Insurance Products Trust:
LVIP JPMorgan Small Cap Core Fund - Service	6,524	18,529

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	51,819	18,140
T. Rowe Price Equity Income Portfolio	92,134	15,718
T. Rowe Price Moderate Allocation Portfolio	4,632	22,466

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	138,235	108,325

26

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2024 and 2023:

	Period Ended December 31,
	2024			2023
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)
Product A, B & C:
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	242	2,996	(2,754)	355	810	(455)

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	1,131	5,448	(4,317)	2,279	8,962	(6,683)
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	1,103	2,010	(907)	574	2,413	(1,839)
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	1,139	4,839	(3,700)	1,053	3,389	(2,336)

Calvert Variable Trust, Inc.:
CVT NASDAQ-100 Index Portfolio	1,383	4,172	(2,789)	948	3,452	(2,504)
CVT Russell 2000® Small Cap Index Portfolio	2,806	4,438	(1,632)	2,407	3,156	(749)
CVT S&P MidCap 400 Index Portfolio	1,099	4,767	(3,668)	1,106	3,938	(2,832)

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	9,210	15,594	(6,384)	9,094	14,734	(5,640)
Federated Hermes Managed Volatility Fund II - Primary Shares	30,002	277,770	(247,768)	36,540	295,404	(258,864)
Federated Hermes Quality Bond Fund II - Primary Shares	27,208	84,299	(57,091)	27,038	94,745	(67,707)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	3,116	31,836	(28,720)	6,025	31,435	(25,410)
Fidelity® VIP Growth & Income Portfolio - Initial Class	1,669	14,581	(12,912)	3,074	18,248	(15,174)
Fidelity® VIP Growth Portfolio - Initial Class	2,243	47,170	(44,927)	2,788	45,637	(42,849)
Fidelity® VIP High Income Portfolio - Service Class 2	5,143	7,271	(2,128)	8,658	7,042	1,616
Fidelity® VIP Index 500 Portfolio - Initial Class	6,485	36,677	(30,192)	4,974	34,215	(29,241)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	1,656	8,030	(6,374)	2,949	6,241	(3,292)
Fidelity® VIP Overseas Portfolio - Initial Class	3,118	12,864	(9,746)	5,583	8,796	(3,213)

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	5,510	6,424	(914)	4,274	6,269	(1,995)
Franklin Mutual Shares VIP Fund - Class 2	2,456	9,318	(6,862)	6,243	7,445	(1,202)
Franklin Small Cap Value VIP Fund - Class 2	947	2,487	(1,540)	1,580	3,798	(2,218)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	1,139	3,971	(2,832)	2,183	4,696	(2,513)
Franklin U.S. Government Securities VIP Fund - Class 2	8,720	15,543	(6,823)	14,915	17,976	(3,061)
Templeton Growth VIP Fund - Class 2	2,408	6,033	(3,625)	2,298	2,798	(500)

27

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2024			2023
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Lincoln Variable Insurance Products Trust:
LVIP American Century Capital Appreciation Fund – Standard II	795	2,557	(1,762)	1,521	2,026	(505)
LVIP American Century Inflation Protection Fund – Standard II	1,840	1,282	558	704	909	(205)
LVIP American Century Mid Cap Value Fund – Standard II	325	1,058	(733)	860	1,434	(574)
LVIP American Century Ultra Fund – Standard II	906	2,246	(1,340)	623	2,144	(1,521)
LVIP American Century Value Fund – Standard II	1,990	4,237	(2,247)	3,832	5,534	(1,702)
LVIP JPMorgan Mid Cap Value Fund - Standard	1,139	6,305	(5,166)	4,360	4,716	(356)
LVIP JPMorgan Small Cap Core Fund - Standard	1,095	2,055	(960)	1,132	2,169	(1,037)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	1,082	13,954	(12,872)	1,132	11,381	(10,249)
T. Rowe Price Equity Income Portfolio	4,342	10,860	(6,518)	4,535	9,125	(4,590)
T. Rowe Price Mid-Cap Growth Portfolio	1,187	14,206	(13,019)	2,223	12,815	(10,592)
T. Rowe Price Moderate Allocation Portfolio	4,560	15,640	(11,080)	5,323	16,259	(10,936)

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	6,201	16,825	(10,624)	8,512	30,623	(22,111)

Product D:
Calvert Variable Trust, Inc.:
CVT EAFE International Index Portfolio - Class F	149	83	66	190	85	105
CVT NASDAQ-100 Index Portfolio	275	438	(163)	92	135	(43)
CVT Russell 2000® Small Cap Index Portfolio - Class F	284	181	103	240	210	30
CVT S&P MidCap 400 Index Portfolio - Class F	1,057	1,801	(744)	1,743	1,761	(18)

Columbia Variable Products, Inc.:
Columbia VP Overseas Core Fund - Class 1	54	22	32	50	183	(133)
Columbia VP Select Mid Cap Value Fund - Class 1	280	110	170	143	129	14
Columbia VP Small Cap Value Fund - Class 2	701	947	(246)	1,557	1,110	447
Columbia VP Small Company Growth Fund - Class 2	-	11	(11)	-	14	(14)

Deutsche DWS Variable Series I:
DWS Global Small Cap VIP - Class A	63	52	11	88	45	43

Deutsche DWS Variable Series II:
DWS International Growth VIP - Class A	164	108	56	177	259	(82)

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	498	223	275	544	789	(245)
Federated Hermes Managed Volatility Fund II - Primary Shares	1,272	463	809	1,452	1,080	372
Federated Hermes Quality Bond Fund II - Primary Shares	4,624	7,166	(2,542)	5,344	6,322	(978)

28

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2024			2023
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,142	2,354	(1,212)	1,938	2,699	(761)
Fidelity® VIP Growth Portfolio - Service Class 2	613	1,427	(814)	1,050	1,594	(544)
Fidelity® VIP High Income Portfolio - Service Class 2	1,631	1,825	(194)	2,140	1,759	381
Fidelity® VIP Index 500 Portfolio - Service Class 2	1,041	319	722	191	602	(411)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	827	1,870	(1,043)	1,307	1,156	151
Fidelity® VIP Real Estate Portfolio - Service Class 2	1,056	1,216	(160)	3,523	1,237	2,286

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	2,714	4,074	(1,360)	4,997	4,191	806
Franklin Small Cap Value VIP Fund - Class 2	337	380	(43)	231	235	(4)
Franklin U.S. Government Securities VIP Fund - Class 2	4,840	7,507	(2,667)	6,117	5,618	499
Templeton Global Bond VIP Fund - Class 2	2,326	3,068	(742)	2,691	2,207	484

Lincoln Variable Insurance Products Trust:
LVIP JPMorgan Small Cap Core Fund - Service	121	463	(342)	132	115	17

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	259	210	49	89	148	(59)
T. Rowe Price Equity Income Portfolio	813	416	397	1,273	623	650
T. Rowe Price Moderate Allocation Portfolio	94	814	(720)	234	305	(71)

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	4,086	5,371	(1,285)	4,661	11,056	(6,395)

29

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2024, 2023, 2022, 2021 and 2020, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Product A, B & C:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares:
2024	8,766	$47.69	$418,023	0.42%	0.90%	23.45%
2023	11,520	38.63	444,987	0.53	0.90	22.40
2022	11,975	31.56	377,874	0.31	0.90	(23.73)
2021	13,280	41.38	549,571	0.61	0.90	25.55
2020	13,712	32.96	451,991	0.89	0.90	22.76
BNY Mellon VIF Appreciation Portfolio - Initial Shares:
2024	79,788	55.15	4,400,377	0.42	0.90	11.80
2023	84,105	49.33	4,149,220	0.71	0.90	19.88
2022	90,788	41.15	3,735,746	0.67	0.90	(18.79)
2021	97,366	50.67	4,933,679	0.44	0.90	25.98
2020	103,106	40.22	4,146,563	0.79	0.90	22.58
BNY Mellon VIF Growth & Income Portfolio - Initial Shares:
2024	26,952	61.11	1,646,981	0.54	0.90	21.64
2023	27,859	50.24	1,399,721	0.66	0.90	25.54
2022	29,698	40.02	1,188,415	0.79	0.90	(15.57)
2021	31,182	47.40	1,477,974	0.47	0.90	24.51
2020	32,373	38.07	1,232,370	0.77	0.90	23.52
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares:
2024	45,908	31.42	1,442,467	0.69	0.90	3.66
2023	49,608	30.31	1,503,460	0.33	0.90	8.33
2022	51,944	27.98	1,453,487	-	0.90	(17.37)
2021	54,980	33.86	1,861,657	0.11	0.90	15.41
2020	56,393	29.34	1,654,352	0.64	0.90	18.83
CVT NASDAQ-100 Index Portfolio:
2024	44,392	158.03	7,015,489	0.33	0.90	24.07
2023	47,181	127.37	6,009,243	0.33	0.90	53.03
2022	49,685	83.23	4,135,278	0.18	0.90	(33.25)
2021	51,018	124.68	6,360,933	0.28	0.90	25.75
2020	54,677	99.15	5,421,488	0.47	0.90	46.89
CVT Russell 2000® Small Cap Index Portfolio:
2024	67,207	51.01	3,428,469	1.25	0.90	10.22
2023	68,839	46.28	3,185,739	0.89	0.90	15.56
2022	69,588	40.05	2,786,721	0.82	0.90	(21.22)
2021	71,584	50.84	3,639,045	0.74	0.90	13.51
2020	75,109	44.79	3,363,871	1.09	0.90	18.59

30

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

CVT S&P MidCap 400 Index Portfolio:
2024	66,532	$70.41	$4,684,207	1.20%	0.90%	12.51%
2023	70,200	62.58	4,393,418	1.23	0.90	15.08
2022	73,032	54.38	3,971,451	0.94	0.90	(14.11)
2021	77,141	63.31	4,883,832	0.83	0.90	23.32
2020	80,681	51.34	4,142,534	1.24	0.90	12.29
Federated Hermes Government Money Fund II - Service Shares:
2024	172,375	10.15	1,749,089	4.58	0.90	3.78
2023	178,759	9.78	1,748,585	4.43	0.90	3.60
2022	184,399	9.44	1,741,235	1.14	0.90	0.21
2021	191,131	9.42	1,800,169	-	0.90	(0.84)
2020	198,051	9.50	1,882,103	0.09	0.90	(0.73)
Federated Hermes Managed Volatility Fund II - Primary Shares:
2024	3,925,105	21.35	83,791,017	2.21	0.90	14.54
2023	4,172,873	18.64	77,787,884	1.89	0.90	7.68
2022	4,431,737	17.31	76,696,159	1.89	0.90	(14.52)
2021	4,693,357	20.25	95,024,132	1.79	0.90	17.46
2020	4,956,180	17.24	85,433,447	2.57	0.90	0.06
Federated Hermes Quality Bond Fund II - Primary Shares:
2024	1,267,568	12.58	15,940,353	2.97	0.90	3.03
2023	1,324,659	12.21	16,180,637	2.65	0.90	5.17
2022	1,392,366	11.61	16,168,146	2.58	0.90	(10.07)
2021	1,451,409	12.91	18,743,840	2.47	0.90	(2.27)
2020	1,463,916	13.21	19,345,487	2.75	0.90	7.14
Fidelity® VIP Contrafund® Portfolio - Initial Class:
2024	503,651	84.40	42,507,862	0.19	0.90	32.58
2023	532,371	63.66	33,888,127	0.49	0.90	32.27
2022	557,781	48.13	26,844,226	0.50	0.90	(26.97)
2021	582,349	65.90	38,376,478	0.06	0.90	26.71
2020	603,249	52.01	31,377,506	0.25	0.90	29.38
Fidelity® VIP Growth & Income Portfolio - Initial Class:
2024	223,083	47.48	10,591,622	1.45	0.90	21.12
2023	235,995	39.20	9,251,223	1.65	0.90	17.65
2022	251,169	33.32	8,367,978	1.66	0.90	(5.80)
2021	259,934	35.37	9,192,787	2.42	0.90	24.85
2020	267,892	28.33	7,589,893	2.13	0.90	6.87
Fidelity® VIP Growth Portfolio - Initial Class:
2024	676,512	68.59	46,402,668	-	0.90	29.22
2023	721,439	53.08	38,295,213	0.13	0.90	35.03
2022	764,288	39.31	30,045,902	0.62	0.90	(25.14)
2021	804,496	52.51	42,241,622	-	0.90	22.12
2020	841,078	43.00	36,164,253	0.07	0.90	42.62

31

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP High Income Portfolio - Service Class 2:
2024	126,645	$31.79	$4,026,493	6.30%	0.90%	7.62%
2023	128,773	29.54	3,803,525	5.84	0.90	9.29
2022	127,157	27.03	3,437,552	5.05	0.90	(12.47)
2021	133,782	30.88	4,131,468	5.29	0.90	3.35
2020	126,719	29.88	3,786,128	5.05	0.90	1.53
Fidelity® VIP Index 500 Portfolio - Initial Class:
2024	549,836	54.03	29,708,458	1.28	0.90	23.78
2023	580,028	43.65	25,319,770	1.47	0.90	25.07
2022	609,269	34.90	21,264,819	1.45	0.90	(18.95)
2021	639,018	43.06	27,514,652	1.26	0.90	27.43
2020	659,238	33.79	22,275,142	1.76	0.90	17.20
Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2024	111,531	76.55	8,538,026	0.35	0.90	16.13
2023	117,905	65.92	7,772,895	0.39	0.90	13.77
2022	121,197	57.94	7,022,138	0.27	0.90	(15.72)
2021	124,180	68.75	8,537,509	0.36	0.90	24.19
2020	132,592	55.36	7,340,277	0.40	0.90	16.82
Fidelity® VIP Overseas Portfolio - Initial Class:
2024	172,316	25.56	4,404,114	1.61	0.90	4.11
2023	182,062	24.55	4,469,591	1.06	0.90	19.41
2022	185,275	20.56	3,808,342	1.07	0.90	(25.13)
2021	191,481	27.46	5,258,903	0.53	0.90	18.62
2020	196,515	23.15	4,549,510	0.45	0.90	14.55
Franklin Global Real Estate VIP Fund - Class 2:
2024	95,268	22.30	2,124,303	1.83	0.90	(1.20)
2023	96,182	22.57	2,171,031	2.86	0.90	10.42
2022	98,177	20.44	2,006,559	2.40	0.90	(26.71)
2021	99,807	27.89	2,783,649	0.88	0.90	25.69
2020	103,202	22.20	2,290,577	3.25	0.90	(6.25)
Franklin Mutual Shares VIP Fund - Class 2:
2024	110,236	34.59	3,813,266	1.96	0.90	10.26
2023	117,098	31.37	3,673,344	1.92	0.90	12.44
2022	118,300	27.90	3,300,044	1.82	0.90	(8.25)
2021	125,127	30.41	3,804,565	2.88	0.90	18.14
2020	131,551	25.74	3,386,725	2.94	0.90	(5.92)
Franklin Small Cap Value VIP Fund - Class 2:
2024	48,652	70.05	3,408,205	0.93	0.90	10.70
2023	50,192	63.28	3,176,236	0.52	0.90	11.74
2022	52,410	56.63	2,968,038	0.99	0.90	(10.86)
2021	53,495	63.53	3,398,797	0.99	0.90	24.25
2020	57,688	51.14	2,949,896	1.50	0.90	4.24

32

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Franklin Small-Mid Cap Growth VIP Fund - Class 2:
2024	67,698	$50.35	$3,408,576	-%	0.90%	10.03%
2023	70,530	45.76	3,227,262	-	0.90	25.61
2022	73,043	36.43	2,660,801	-	0.90	(34.28)
2021	72,877	55.43	4,039,637	-	0.90	9.03
2020	78,645	50.84	3,998,205	-	0.90	53.69
Franklin U.S. Government Securities VIP Fund - Class 2:
2024	274,330	14.27	3,914,436	3.05	0.90	0.49
2023	281,153	14.20	3,993,585	2.72	0.90	3.50
2022	284,214	13.72	3,899,150	2.39	0.90	(10.56)
2021	299,156	15.34	4,588,497	2.63	0.90	(2.66)
2020	255,147	15.76	4,022,179	3.43	0.90	2.87
Templeton Growth VIP Fund - Class 2:
2024	51,571	26.45	1,364,286	0.97	0.90	4.42
2023	55,196	25.33	1,397,883	3.32	0.90	19.93
2022	55,696	21.12	1,176,126	0.16	0.90	(12.29)
2021	55,011	24.08	1,324,455	1.10	0.90	3.97
2020	57,785	23.16	1,338,556	2.95	0.90	4.84
LVIP American Century Capital Appreciation Fund – Standard II:
2024	38,379	59.22	2,272,954	-	0.90	23.84
2023	40,141	47.82	1,919,359	-	0.90	19.64
2022	40,646	39.97	1,624,782	-	0.90	(28.75)
2021	42,022	56.10	2,357,619	-	0.90	10.15
2020	47,540	50.93	2,421,154	-	0.90	41.20
LVIP American Century Inflation Protection Fund – Standard II:
2024	9,156	15.26	139,726	3.92	0.90	0.86
2023	8,598	15.13	130,043	3.60	0.90	2.72
2022	8,803	14.73	129,674	5.29	0.90	(13.66)
2021	8,378	17.06	142,924	3.32	0.90	5.63
2020	8,728	16.15	140,908	1.61	0.90	8.83
LVIP American Century Mid Cap Value Fund – Standard II:
2024	7,671	43.13	330,852	2.51	0.90	7.74
2023	8,404	40.03	336,361	2.30	0.90	5.20
2022	8,978	38.05	341,606	2.26	0.90	(2.08)
2021	9,216	38.86	358,099	1.15	0.90	22.12
2020	9,257	31.82	294,574	1.87	0.90	0.32
LVIP American Century Ultra Fund – Standard II:
2024	35,922	84.83	3,047,147	-	0.90	27.64
2023	37,262	66.46	2,476,362	-	0.90	42.25
2022	38,783	46.72	1,812,092	-	0.90	(32.99)
2021	42,514	69.72	2,963,847	-	0.90	22.08
2020	44,462	57.11	2,539,414	-	0.90	48.49

33

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

LVIP American Century Value Fund – Standard II:
2024	73,081	$34.42	$2,515,372	2.94%	0.90%	8.51%
2023	75,328	31.72	2,389,667	2.39	0.90	8.11
2022	77,030	29.34	2,259,980	2.06	0.90	(0.34)
2021	87,395	29.44	2,573,158	1.73	0.90	23.39
2020	100,679	23.86	2,402,167	2.42	0.90	0.08
LVIP JPMorgan Mid Cap Value Fund - Standard:
2024	79,349	75.32	5,976,500	1.24	0.90	13.26
2023	84,515	66.50	5,620,361	3.18	0.90	9.92
2022	84,871	60.50	5,134,401	0.94	0.90	(8.97)
2021	90,722	66.46	6,029,572	0.88	0.90	28.72
2020	100,748	51.63	5,201,670	1.49	0.90	(0.52)
LVIP JPMorgan Small Cap Core Fund - Standard:
2024	36,887	52.25	1,927,476	0.81	0.90	10.70
2023	37,847	47.20	1,786,412	1.37	0.90	12.09
2022	38,884	42.11	1,637,327	0.45	0.90	(20.06)
2021	41,641	52.68	2,193,720	0.51	0.90	20.30
2020	44,522	43.79	1,949,656	0.95	0.90	12.66
T. Rowe Price All-Cap Opportunities Portfolio:
2024	183,415	77.09	14,138,562	0.07	0.90	24.04
2023	196,287	62.15	12,198,967	0.25	0.90	27.83
2022	206,536	48.62	10,042,346	-	0.90	(22.21)
2021	215,875	62.50	13,493,213	-	0.90	19.71
2020	227,101	52.21	11,856,796	-	0.90	43.08
T. Rowe Price Equity Income Portfolio:
2024	178,033	44.65	7,950,005	1.83	0.90	10.68
2023	184,551	40.34	7,444,723	2.10	0.90	8.56
2022	189,141	37.16	7,027,860	1.87	0.90	(4.20)
2021	195,272	38.79	7,573,975	1.57	0.90	24.45
2020	204,802	31.17	6,383,964	2.34	0.90	0.29
T. Rowe Price Mid-Cap Growth Portfolio:
2024	174,793	94.91	16,590,121	-	0.90	8.33
2023	187,812	87.61	16,454,376	-	0.90	18.89
2022	198,404	73.69	14,620,222	-	0.90	(23.27)
2021	208,838	96.04	20,056,174	-	0.90	13.83
2020	217,616	84.37	18,360,738	-	0.90	22.70
T. Rowe Price Moderate Allocation Portfolio:
2024	244,550	39.21	9,588,173	2.29	0.90	9.07
2023	255,630	35.95	9,189,145	2.31	0.90	14.34
2022	266,566	31.44	8,381,825	1.56	0.90	(19.05)
2021	275,443	38.84	10,698,143	0.97	0.90	9.07
2020	292,552	35.61	10,416,705	1.38	0.90	13.52

34

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price International Stock Portfolio:
2024	283,812	$21.12	$5,992,795	0.93%	0.90%	2.33%
2023	294,436	20.64	6,075,939	0.98	0.90	15.24
2022	316,547	17.91	5,670,073	0.80	0.90	(16.58)
2021	303,255	21.47	6,510,382	0.58	0.90	0.42
2020	313,452	21.38	6,701,270	0.60	0.90	13.42

Product D:
CVT EAFE International Index Portfolio - Class F:
2024	2,108	$17.03	$35,905	2.75%	-%	2.96%
2023	2,042	16.54	33,777	3.07	-	17.47
2022	1,937	14.08	27,268	3.62	-	(14.72)
2021	2,092	16.51	34,541	1.79	-	10.66
2020	2,055	14.92	30,660	3.32	-	7.57
CVT NASDAQ-100 Index Portfolio:
2024	3,105	126.08	391,488	0.34	-	25.20
2023	3,268	100.70	329,076	0.34	-	54.40
2022	3,311	65.22	215,911	0.18	-	(32.64)
2021	3,379	96.83	327,198	0.28	-	26.87
2020	3,567	76.32	272,256	0.48	-	48.22
CVT Russell 2000® Small Cap Index Portfolio - Class F:
2024	3,338	34.86	116,369	1.32	-	11.02
2023	3,235	31.40	101,585	0.90	-	16.34
2022	3,205	26.99	86,506	0.87	-	(20.66)
2021	3,396	34.02	115,536	0.75	-	14.31
2020	3,454	29.76	102,793	1.10	-	19.37
CVT S&P MidCap 400 Index Portfolio - Class F:
2024	24,975	46.15	1,152,497	1.21	-	13.31
2023	25,719	40.73	1,047,565	1.25	-	15.87
2022	25,737	35.15	904,563	0.96	-	(13.51)
2021	25,557	40.64	1,038,521	0.79	-	24.21
2020	30,790	32.72	1,007,588	1.28	-	13.06
Columbia VP Overseas Core Fund - Class 1:
2024	527	19.21	10,120	4.24	-	3.45
2023	495	18.57	9,184	2.14	-	15.63
2022	628	16.06	10,084	0.78	-	(14.67)
2021	525	18.82	9,881	1.21	-	9.93
2020	640	17.12	10,964	1.70	-	9.11
Columbia VP Select Mid Cap Value Fund - Class 1:
2024	2,792	40.66	113,518	-	-	12.54
2023	2,622	36.13	94,745	-	-	10.29
2022	2,608	32.76	85,417	-	-	(9.43)
2021	2,811	36.17	101,657	-	-	32.35
2020	2,784	27.33	76,088	-	-	7.47

35

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Columbia VP Small Cap Value Fund - Class 2:
2024	16,719	$39.79	$665,174	0.55%	-%	8.69%
2023	16,965	36.61	621,094	0.44	-	21.67
2022	16,518	30.09	497,032	0.49	-	(8.98)
2021	16,396	33.06	542,006	0.45	-	28.84
2020	23,189	25.66	595,134	0.36	-	8.59
Columbia VP Small Company Growth Fund - Class 2:
2024	174	51.04	8,891	2.38	-	23.85
2023	185	41.21	7,641	-	-	26.33
2022	199	32.62	6,492	-	-	(35.95)
2021	222	50.93	11,327	-	-	(3.14)
2020	334	52.58	17,561	-	-	70.66
DWS Global Small Cap VIP - Class A:
2024	714	24.72	17,644	1.34	-	5.78
2023	703	23.37	16,419	0.86	-	24.57
2022	660	18.76	12,384	0.54	-	(24.08)
2021	625	24.71	15,436	0.35	-	14.98
2020	609	21.49	13,091	0.79	-	17.37
DWS International Growth VIP - Class A:
2024	1,536	20.82	31,986	1.17	-	9.35
2023	1,480	19.04	28,186	0.77	-	16.03
2022	1,562	16.41	25,635	1.02	-	(28.50)
2021	1,748	22.95	40,122	0.33	-	8.10
2020	1,762	21.23	37,398	1.42	-	22.72
Federated Hermes Government Money Fund II - Service Shares:
2024	5,828	11.45	66,731	4.57	-	4.66
2023	5,553	10.94	60,748	4.44	-	4.49
2022	5,798	10.47	60,686	1.13	-	1.16
2021	6,378	10.35	65,985	-	-	-
2020	6,020	10.35	62,282	0.20	-	0.29
Federated Hermes Managed Volatility Fund II - Primary Shares:
2024	13,918	24.08	335,140	2.12	-	15.55
2023	13,109	20.84	273,168	1.84	-	8.71
2022	12,737	19.17	244,220	1.88	-	(13.77)
2021	12,776	22.23	284,030	1.73	-	18.50
2020	12,010	18.76	225,304	2.50	-	0.91
Federated Hermes Quality Bond Fund II - Primary Shares:
2024	74,080	14.19	1,051,033	2.92	-	3.88
2023	76,622	13.66	1,046,439	2.59	-	6.14
2022	77,600	12.87	998,514	2.55	-	(9.24)
2021	76,472	14.18	1,084,619	2.12	-	(1.39)
2020	61,946	14.38	891,030	2.86	-	8.12

36

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Contrafund® Portfolio - Service Class 2:
2024	35,590	$64.00	$2,277,828	0.03%	-%	33.44%
2023	36,802	47.96	1,765,034	0.27	-	33.11
2022	37,563	36.03	1,353,361	0.26	-	(26.48)
2021	39,332	49.01	1,927,711	0.03	-	27.50
2020	39,968	38.44	1,536,232	0.08	-	30.26
Fidelity® VIP Growth Portfolio - Service Class 2:
2024	18,899	79.03	1,493,539	-	-	30.09
2023	19,713	60.75	1,197,683	-	-	35.88
2022	20,257	44.71	905,685	0.35	-	(24.64)
2021	20,576	59.33	1,220,777	-	-	22.91
2020	23,062	48.27	1,113,305	0.04	-	43.53
Fidelity® VIP High Income Portfolio - Service Class 2:
2024	25,974	22.72	590,223	6.45	-	8.60
2023	26,168	20.92	547,453	5.91	-	10.22
2022	25,787	18.98	489,382	5.18	-	(11.68)
2021	26,125	21.49	561,337	5.47	-	4.32
2020	22,178	20.60	456,930	5.05	-	2.39
Fidelity® VIP Index 500 Portfolio - Service Class 2:
2024	5,462	60.48	330,318	1.04	-	24.60
2023	4,740	48.54	230,079	1.22	-	25.88
2022	5,151	38.56	198,635	1.14	-	(18.43)
2021	5,669	47.27	267,976	1.05	-	28.24
2020	6,321	36.86	232,973	1.58	-	17.95
Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2024	20,877	40.90	853,926	0.35	-	17.16
2023	21,920	34.91	765,186	0.40	-	14.80
2022	21,769	30.41	661,920	0.28	-	(14.96)
2021	21,975	35.76	785,797	0.35	-	25.30
2020	25,396	28.54	724,733	0.41	-	17.89
Fidelity® VIP Real Estate Portfolio - Service Class 2:
2024	20,429	26.33	537,817	4.05	-	6.26
2023	20,589	24.78	510,139	2.39	-	10.92
2022	18,303	22.34	408,960	1.10	-	(27.70)
2021	19,875	30.90	614,164	0.97	-	38.63
2020	19,220	22.29	428,385	1.98	-	(6.78)
Franklin Mutual Shares VIP Fund - Class 2:
2024	58,417	28.00	1,635,422	2.01	-	11.29
2023	59,777	25.16	1,503,973	1.92	-	13.49
2022	58,971	22.17	1,307,651	1.84	-	(7.43)
2021	60,460	23.95	1,448,291	2.87	-	19.15
2020	65,642	20.10	1,319,505	2.99	-	(5.05)

37

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Franklin Small Cap Value VIP Fund - Class 2:
2024	3,510	$39.68	$139,255	0.95%	-%	11.71%
2023	3,553	35.52	126,190	0.53	-	12.76
2022	3,557	31.50	112,040	0.98	-	(10.08)
2021	3,579	35.03	125,377	1.01	-	25.38
2020	3,683	27.94	102,919	1.48	-	5.20
Franklin U.S. Government Securities VIP Fund - Class 2:
2024	72,463	13.25	960,030	3.03	-	1.38
2023	75,130	13.07	981,925	2.72	-	4.48
2022	74,631	12.51	933,706	2.35	-	(9.74)
2021	74,102	13.86	1,027,273	2.64	-	(1.84)
2020	55,938	14.12	789,889	3.34	-	3.82
Templeton Global Bond VIP Fund - Class 2:
2024	31,686	13.44	425,969	-	-	(11.40)
2023	32,428	15.17	491,874	-	-	2.92
2022	31,944	14.74	470,935	-	-	(4.96)
2021	32,035	15.51	496,887	-	-	(5.02)
2020	24,697	16.33	403,201	8.52	-	(5.28)
LVIP JPMorgan Small Cap Core Fund - Service:
2024	2,035	40.13	81,663	0.63	-	11.44
2023	2,377	36.01	85,614	1.00	-	12.81
2022	2,360	31.92	75,351	0.09	-	(19.56)
2021	2,513	39.68	99,745	0.29	-	21.05
2020	2,495	32.78	81,798	0.64	-	13.35
T. Rowe Price All-Cap Opportunities Portfolio:
2024	2,886	92.00	265,480	0.08	-	25.15
2023	2,837	73.51	208,579	0.26	-	28.96
2022	2,896	57.00	165,070	-	-	(21.51)
2021	3,026	72.62	219,717	-	-	20.79
2020	3,107	60.12	186,759	-	-	44.38
T. Rowe Price Equity Income Portfolio:
2024	19,203	38.75	744,059	1.84	-	11.70
2023	18,806	34.69	652,359	2.12	-	9.54
2022	18,156	31.67	574,968	1.87	-	(3.33)
2021	19,575	32.76	641,331	1.58	-	25.52
2020	19,480	26.10	508,322	2.38	-	1.20
T. Rowe Price Moderate Allocation Portfolio:
2024	1,252	30.20	37,828	2.23	-	10.06
2023	1,972	27.44	54,106	2.30	-	15.34
2022	2,043	23.79	48,603	1.58	-	(18.33)
2021	1,961	29.13	57,110	0.99	-	10.09
2020	1,945	26.46	51,478	1.39	-	14.55

38

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price International Stock Portfolio:
2024	76,310	$20.33	$1,551,142	0.96%	-%	3.25%
2023	77,595	19.69	1,527,584	1.00	-	16.23
2022	83,990	16.94	1,422,488	0.83	-	(15.81)
2021	74,212	20.12	1,492,982	0.58	-	1.31
2020	76,343	19.86	1,515,818	0.60	-	14.47

39

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

(A)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(B)	These ratios represent the annualized policy expenses of the separate account, consisting of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(C)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

7. Segment Reporting

During 2024, the Account adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the new standard impacted financial statement disclosures only. Each subaccount, as detailed in Note 1, represents a single operating segment. The Chief Operating Officer of the Company acts as the Chief Operating Decision Maker (CODM) and monitors the operating results of each subaccount. The change in net assets resulting from operations, which is used by the CODM to assess the subaccount’s performance, is consistent with that presented within the subaccount’s financial statements. Subaccount assets are reflected on the accompanying Statement of Assets and Liabilities and significant segment expenses are listed on the accompanying Statement of Operations.

40

Report of Independent Auditors

The Board of Directors and Stockholders

Farm Bureau Life Insurance Company and Greenfields Life Insurance Company

West Des Moines, Iowa

Opinion

We have audited the combined statutory-basis financial statements of Farm Bureau Life Insurance Company and Greenfields Life Insurance Company (the Company), which comprise the combined balance sheets – statutory basis as of December 31, 2024, and the related combined statutory statements of operations – statutory basis, changes in capital and surplus – statutory basis, and cash flows – statutory basis for the year then ended, and the related notes to the combined financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Regulatory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and the results of its operations and its cash flows for the year then ended in accordance with the basis of accounting described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024, or the results of its operations or its cash flows for the year then ended.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company in accordance with the accounting practices prescribed or permitted by the Insurance Division, Department of Insurance and Financial Services, of the State of Iowa, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of Iowa’s statutes. The effects on the financial statements of the variances between the regulatory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Prior Year Audited by Other Auditors

The combined balance sheets – statutory basis as of December 31, 2023 and the related combined statements of operations-statutory basis, changes in capital and surplus-statutory basis, and cash flows-statutory basis for each of the two years in the period ended December 31, 2023, and the related notes to the combined financial statements were audited by other auditors, and their report thereon dated April 24, 2024, expressed an unmodified opinion on the regulatory basis of accounting and an adverse opinion on U.S. Generally Accepted Accounting Principles.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division, Department of Insurance and Financial Services, of the State of Iowa. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that these financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Forvis Mazars LLP

West Des Moines, Iowa

April 30, 2025

Farm Bureau Life Insurance Company and Subsidiary
Combined Balance Sheets - Statutory Basis
(Dollars in thousands, except per share data)

	December 31,
	2024	2023
Admitted assets
Cash and invested assets:
Bonds	$7,251,432	$7,193,070
Preferred stocks	19,123	35,984
Common stocks (cost of $39,155 in 2024 and $39,283 in 2023)	38,389	39,289
Mortgage loans	894,719	926,162
Real estate	955	955
Policy loans	197,523	190,256
Cash and cash equivalents	99,830	36,371
Other invested assets	427,851	397,716
Total cash and invested assets	8,929,822	8,819,803

Deferred income tax asset, net	84,180	82,696
Premiums deferred and uncollected	101,800	104,532
Investment income due and accrued	69,246	69,651
Amounts recoverable under reinsurance agreements	16,100	3,357
Other assets	102,800	102,180
Assets held in separate accounts	662,062	613,649
Total admitted assets	$9,966,010	$9,795,868

Farm Bureau Life Insurance Company and Subsidiary
Combined Balance Sheets - Statutory Basis (continued)
(Dollars in thousands, except per share data)

	December 31,
	2024	2023
Liabilities, capital and surplus
Liabilities:
Policy reserves:
Life and annuity	$7,270,495	$7,200,931
Accident and health	112	149
Liability for deposit-type contracts	953,097	975,972
Total policy reserves	8,223,704	8,177,052
Policy and contract claims:
Life	37,602	33,314
Accident and health	13	13
Other policy holders' funds:
Dividends payable to policyholders	5,294	5,667
Advance premiums	3,557	3,374
Amounts payable to affiliates	3,544	5,677
Interest maintenance reserve	4,351	7,440
Asset valuation reserve	113,188	104,289
Other liabilities	125,359	116,208
Liabilities related to separate accounts	662,062	613,649
Total liabilities	9,178,774	9,066,683

Capital and surplus:
Preferred stock, 7.5% cumulative-, par value $50 per share - authorized 6,000 shares, none issued or outstanding	-	-
Common stock, par value $50 per share - authorized 994,000 shares, issued and outstanding 50,000 shares	2,500	2,500
Additional paid-in-capital	130,983	130,983
Unassigned funds for the protection of policyholders	653,753	595,702
Total capital and surplus	787,236	729,185
Total liabilities, capital and surplus	$9,966,010	$9,795,868

See accompanying notes.

Farm Bureau Life Insurance Company and Subsidiary

Combined Statements of Operations - Statutory Basis

(Dollars in thousands)

	Year ended December 31,
	2024	2023	2022
Revenues:
Premiums and other considerations:
Life, annuity and accident and health	$633,525	$692,309	$703,015
Supplementary contracts with life contingencies	3,274	2,654	2,896
Net investment income	423,937	386,188	377,004
Other income	31,676	30,293	32,734
Total revenues	1,092,412	1,111,444	1,115,649

Benefits and expenses:
Benefits paid or provided for:
Death benefits	215,025	197,500	209,474
Accident and health benefits	117	104	137
Annuity benefits	119,511	114,366	113,994
Surrender benefits	378,712	409,827	295,964
Payments on supplementary contracts with life contingencies	14,286	14,888	15,426
Other benefits	28,562	25,610	24,859
Increase in life, annuity and accident and health policy reseives	69,527	96,573	177,104
Total benefits paid or provided for	825,740	858,868	836,958

Commissions	63,733	65,925	60,647
General expenses	130,269	125,316	110,959
Insurance taxes, licenses and fees	10,156	9,575	9,871
Net transfers from separate accounts	(36,479)	(28,432)	(27,775)
Change in loading and other	(15,710)	(13,779)	(3,552)
Total benefits and expenses	977,709	1,017,473	987,108

Gain from operations before dividends to policyholders, federal income taxes and net realized capital gains/losses	114,703	93,971	128,541
Dividends to policyholders	5,120	5,438	5,810
Net gain from operations before federal income taxes and net realized capital gains/losses	109,583	88,533	122,731
Federal income taxes	19,048	16,496	21,816
Net gain from operations before net realized capital gains/losses	90,535	72,037	100,9 15
Net realized capital gains (losses) (excluding gains (losses) transferred to the IMR) less capital gains tax (benefit) (2024 - ($402); 2023 - ($7 12); 2022 - $(543)) and excluding taxes transferred to IMR (2024 - ($556); 2023 - ($ 145); 2022 - ($400))	(1,512)	(2,679)	(2,044)
Net income	$89,023	$69,358	$98,871

See accompanying notes.

Farm Bureau Life Insurance Company and Subsidiary
Combined Statements of Changes in Capital and Surplus - Statutory Basis
(Dollars in thousands)

	Common Stock	Additional Paid-In Capital	Unassigned Funds	Total Capital and Surplus
Balance on January 1, 2022	$2,500	$130,983	$537,273	$670,756
Net income	-	-	98,871	98,871
Change in net unrealized capital gains	-	-	1,095	1,095
Change in net deferred income tax	-	-	10,358	10,358
Change in nonadmitted assets	-	-	27,635	27,635
Change in asset valuation reserve	-	-	(9,189)	(9,189)
Change in prepaid pension	-	-	(28,426)	(28,426)
Dividends to stockholder	-	-	(39,000)	(39,000)
Balance on December 31, 2022	2,500	130,983	598,617	732,100
Net income	-	-	69,358	69,358
Change in net unrealized capital gains	-	-	3,306	3,306
Change in net deferred income tax	-	-	7,295	7,295
Change in nonadmitted assets	-	-	1,531	1,531
Change in asset valuation reserve	-	-	(10,405)	(10,405)
Dividends to stockholder	-	-	(74,000)	(74,000)
Balance on December 31, 2023	$2,500	$130,983	$595,702	$729,185
Net income	-	-	89,023	89,023
Change in net unrealized capital gains	-	-	2,223	2,223
Change in net deferred income tax	-	-	2,082	2,082
Change in nonadmitted assets	-	-	(279)	(279)
Change in asset valuation reserve	-	-	(8,998)	(8,998)
Dividends to stockholder	-	-	(26,000)	(26,000)
Balance on December 31, 2024	$2,500	$130,983	$653,753	$787,236

See accompanying notes.

Farm Bureau Life Insurance Company and Subsidiary
Combined Statements of Cash Flow - Statutory Basis
(Dollars in thousands)

	Year ended December 31,
	2024	2023	2022
Operations:
Premiums and other considerations received, net of reinsurance paid	$639,208	$690,960	$705,057
Net investment income received	418,220	384,182	368,891
Miscellaneous income	31,088	31,061	32,666
	1,088,516	1,106,203	1,106,614
Benefits paid	(769,335)	(785,066)	(689,610)
Net transfers from separate accounts	36,492	28,417	27,828
Commissions, expenses paid and aggregate write-ins for deductions	(184,172)	(189,389)	(173,826)
Dividends paid to policyholders	(5,492)	(5,804)	(6,195)
Federal income taxes paid, including net tax on capital gains	(22,510)	(14,850)	(16,073)
Net cash provided by operations	143,499	139,511	248,738

Investment activities:
Proceeds from sales, maturities or repayments of investments:
Bonds	523,280	429,238	872,608
Stocks	36,617	19,596	26,686
Mortgage loans	63,606	64,689	174,805
Real estate	-	8,781	-
Other invested assets	52,412	15,896	25,356
Miscellaneous proceeds	2,978	-	270
Total proceeds from sales, maturities or repayments of investments	678,893	538,200	1,099,725

Cost of investments acquired:
Bonds	(581,772)	(339,596)	(914,020)
Stocks	(15,406)	(4,264)	(6,731)
Mortgage loans	(32,210)	(3,500)	(173,725)
Other invested assets	(79,745)	(95,796)	(83,025)
Miscellaneous applications	-	(17,525)	-
Total cost of investments acquired	(709,133)	(460,681)	(1,177,501)
Net (increase) decrease in policy loans	(7,267)	(6,146)	1,708
Net cash provided by (used in) investment activities	(37,507)	71,373	(76,068)

Financing and miscellaneous activities:
Dividends paid to stockholder	(26,000)	(74,000)	(39,000)
Net withdrawals on deposit-type contracts	(18,271)	(118,173)	(196,406)
Borrowed funds	-	(6,700)	6,700
Other sources (uses), net	1,738	31,761	(75,258)
Net used in financing and miscellaneous activities	(42,533)	(167,112)	(303,964)
Net increase (decrease) cash and cash equivalents	63,459	43,772	(131,294)
Cash and cash equivalents at the beginning of year	36,371	(7,401)	123,893
Cash and cash equivalents at end of year	$99,830	$36,371	$(7,401)
Noncash investing transactions excluded from the statements of cash flows are as follows:
Tax free exchange of securities	$40,716	$29,237	$42,857
Property transfer from Other invested assets to Real estate	$-	$2,625	$-
Transfer of bonds to preferred stock	$4,027	$-	$-
Interest capitalization	$76	$23	$5

See accompanying notes.

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements

December 31, 2024

1. Nature of Operations and Significant Accounting Policies

Organization

The Farm Bureau Life Insurance Company and Subsidiary (we or the Company), consists of Farm Bureau Life Insurance Company (FB Life), a wholly-owned subsidiary of FBL Financial Group, Inc. and Greenfields Life Insurance Company (Greenfields), a wholly-owned subsidiary of FB Life, which are both domiciled in the state of Iowa. FB Life assumes 100% of the business written by Greenfields through a coinsurance agreement.

We operate predominantly in the life insurance industry. FBL Financial Group, Inc. (our parent) is a majority-owned subsidiary of the Iowa Farm Bureau Federation (IFBF). FB Life markets individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in the Midwestern and Western sections of the United States through an exclusive agency force. Our distribution force markets under the consumer brand name Farm Bureau Financial Services. Greenfields offers life and annuity products in the state of Colorado.

Principles of Combination

The accompanying combined financial statements include the accounts of FB Life and Greenfields. All significant intercompany transactions and balances have been eliminated in preparation of the combined financial statements. These eliminations include, but are not limited to, the carrying values and the capital and surplus accounts from the balance sheets, transactions related to intercompany reinsurance as well as unrealized capital gains and losses due to equity investment in combined subsidiary.

Basis of Presentation

The accompanying combined statutory-basis financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Division, Department of Insurance and Financial Services, of the state of Iowa (Iowa Insurance Division). These statutory accounting principles (SAP) differ in some respects from accounting principles generally accepted in the United States of America (GAAP). The Iowa Insurance Division recognizes only statutory accounting practices prescribed or permitted by the state of Iowa for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Iowa Insurance Law. The Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) contains the statements of statutory accounting principles (SSAPs) and has been adopted as a component of prescribed or permitted practices by the state of Iowa. The Iowa Insurance Division has the right to permit or prescribe specific practices that deviate from those set forth in the NAIC's Accounting Practices and Procedures Manual (NAIC SAP).

We have elected to apply the Iowa Insurance Division promulgated Iowa Administrative Code Section 191-97 (IAC 191-97), Accounting for Certain Derivative Instruments Used to Hedge the Growth in Interest Credited for Indexed Insurance Products and Accounting for the Indexed Insurance Products Reserve, which prescribes that an insurer may elect (i) to use an amortized cost method to account for certain derivative instruments, such as call options, purchased to hedge the growth in interest credited to the customer on indexed insurance products and (ii) to utilize an indexed annuity reserve calculation methodology under which call options associated with the current index interest crediting term are valued at zero. See table below for the net income and capital and surplus impact of this permitted practice.

During 2022, FBL Financial Group, Inc. revised its definition of required contributions that impacted the expense recognized by the companies associated with the multi-employer defined benefit pension plan of which it is a sponsor. The change did not impact the funding status of the Plan or our future obligations under the management agreement we have with FBL Financial Group, Inc. However, because of this change, a nonadmitted prepaid pension asset related to excess contributions paid under the prior allocation method was written-off. The Iowa Insurance Division approved a permitted practice to allow the nonadmitted

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

prepaid pension asset to be written off through capital and surplus, rather than earnings as would be required under Statement of Statutory Accounting Principles No 29. As a result, net income was $28.4 million higher during 2022, than it would have been without this permitted practice. There was no impact to surplus.

There are no other differences in our net income or capital and surplus between NAIC SAP and practices prescribed and permitted by the Iowa Insurance Division as of December 31, 2024, 2023, and 2022.

Reconciliation of state basis to NAIC SAP:

	SSAP #	2024	2023	2022

	(Dollars in thousands)
Net income
Farm Bureau Life and Subsidiary net income as reported	XXX	$89,023	$69,358	$98,871
State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Index and call option accounting - IAC 191-97	86	896	1,876	(4,669)
State Permitted Practices that are an increase from NAIC SAP:
Pension accounting	29	-	-	28,426
NAIC SAP net income		$88,127	$67,482	$75,114
Surplus
Farm Bureau Life and Subsidiary surplus as reported	XXX	$787,236	$729,185	$732,100
State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Index and call option accounting - IAC 191-97	86	(6,049)	(11,055)	9,069
NAIC SAP Surplus		$793,285	$740,240	$723,031

The more significant differences between NAIC SAP and GAAP are as follows:

●	bonds and redeemable preferred stocks are generally carried at amortized cost rather than carried at fair value and classified as available-for-sale;
●	changes in fair value of common stocks and perpetual preferred stocks are credited or charged directly to surplus rather than reflected as a component of realized gains or losses;
●	undistributed earnings of joint ventures, partnerships and limited liability companies are recorded as a component of the change in unrealized gains and losses in unassigned surplus, while distributed earnings of such entities are recorded as a component of net investment income rather than undistributed and distributed recorded as net investment income;
●	nonadmitted assets are charged to surplus rather than being reported as assets;
●	assets and liabilities are presented at historical cost rather than restated to fair values when a change in ownership occurs;
●	amounts recoverable or payable under modified coinsurance agreements include a component based on the book value of bonds backing certain liabilities rather than an embedded derivative based on the fair value of those bonds;
●	acquisition costs of new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies;
●	policy reserves are based on prescribed mortality and interest rates rather than best estimate assumptions;
●	policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values;
●	policy reserves for policies subject to principle-based reserves are based on prescribed assumptions for net premium reserves and utilize cash flow projections using company-specific assumptions for deterministic and stochastic reserves;
●	net realized gains or losses attributed to changes in the level of market interest rates are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statements of operations when the sale is completed;
●	a formula-driven statutory investment reserve, changes in which are charged directly to surplus, is recorded as a liability;
●	incurred losses on financial instruments are recognized rather than an allowance for credit losses;

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

●	revenues for universal life, investment products and variable products consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; and
●	changes in deferred taxes are reflected as a direct adjustment to surplus rather than current tax expense.

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statutory-basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounting Pronouncements Adopted

There were no pending accounting pronouncements expected to have a material impact on the Company as of December 31, 2024.

Investments

Bonds

Investments in bonds and redeemable preferred stocks are reported at amortized cost or fair value based on their NAIC designation and adjusted for other-than-temporary impairment losses. Premiums and discounts for all bonds and redeemable preferred stocks are amortized/accreted into investment income over the life of the security using the effective interest method. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives. Subsequent revisions in assumptions are recorded using the retrospective or prospective method. Under the retrospective method used for mortgage-backed and asset-backed securities of high credit quality (ratings equal to or greater than "AA" or an equivalent rating by a nationally recognized rating agency at the time of acquisition or that are backed by a U.S. agency), amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the date of acquisition. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated, and interest income is recognized going forward using the new internal rate of return. Bonds with an NAIC designation of six are carried at the lower of amortized cost or fair value, with unrealized gains or losses reflected as a direct adjustment to surplus. The NAIC designation of certain loan-backed and structured securities is based on a multi-step process developed by the NAIC Securities Valuation Office (SVO) which includes the results of financial modeling performed by a third-party modeler designated by the NAIC.

Perpetual preferred stock are carried at fair value, limited to the current effective call price. We do not currently hold any mandatory convertible securities or SVO-Identified investments.

Common Stocks

Common stocks are carried at fair value. Changes in unrealized gains or losses are credited or charged directly to surplus, net of deferred income taxes.

Mortgage Loans

Mortgage loans are reported at cost adjusted for amortization of premiums, accrual of discounts and net of allowance for loan losses. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value of the underlying collateral less estimated costs to obtain and sell the property. We evaluate each of our mortgage loans individually and recognize an impairment loss, if needed, for each impaired loan identified. The carrying value of each specific loan is reduced by the estimated loss. Mortgage loans are placed on non-accrual status if we have concerns regarding the collectability of future payments. Interest income on non-performing loans is generally recognized on a cash basis. Once mortgage loans are classified as non-accrual loans, the resumption of the interest accrual would commence only after all past due

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

interest has been collected or the mortgage loan has been restructured such that the collection of all remaining principal and interest is considered likely. There were no mortgage loans impaired during 2024, 2023 or 2022.

Real Estate

The Company's real estate is held for production of income and consists of land reported at cost net of allowance for losses. The carrying value of this asset is subject to regular review. For properties held for investment, if indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value, an impairment loss is recognized, and the property's cost basis is reduced to fair value. No properties were held for production of income with impairment charges as of December 31, 2024, December 31, 2023 or December 31, 2022. There were no real estate properties held for investment with a valuation allowance as of December 31, 2024, December 31, 2023 or December 31, 2022.

Policy Loans

Policy loans are reported at unpaid principal balance.

Other Invested Assets

Other invested assets consist of investments in limited liability companies and partnerships, which are recorded at the equity in underlying net assets except for low income housing tax credit investments (LIHTC) which use the proportional amortization method, surplus notes and a promissory note valued at cost adjusted for amortization of premiums and accrual of discounts and residual interests carried at the lower of cost or fair value. For a decline in the fair value of an investment in a joint venture that is determined to be an other-than-temporary impairment (OTTI), the carrying value is reduced to the fair value, which becomes the new cost basis, and the amount of the write down is accounted for as a realized loss in the statement of operations. We consider an OTTI to have occurred if it is probable that we will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings that would justify the carrying amount of the investment. The Company recorded impairments of $0.1 in 2024, $0.4 million in 2023 and less than $0.1 million in 2022. These impairments were related to partnerships where the decline in value of the funds were deemed OTTI and a recovery in the value of the remaining funds in the investments were not anticipated.

Other admitted assets are valued principally at cost.

Derivative Instruments

Derivative instruments are reported in other invested assets on the balance sheet and include one-year and two-year call options used to offset the market risk associated with our index contracts under which we provide index credits to contract holders based on the performance of the S&P 500 Index. The Company follows IAC 191-97, which allows call option derivative instruments that hedge the growth in interest credited on index products to be accounted for at amortized cost with the corresponding amortization recorded as a decrease in net investment income. Derivatives also include credit default swaps (CDS) which can be either assets or liabilities and are used in our replication (synthetic asset) transactions. In asset replication strategies, derivatives are entered into in conjunction with other investments in order to reproduce the investment characteristics of otherwise permissible investments. Derivatives used in these transactions are reported in a manner consistent with the synthetic asset and/or cash instrument, which is normally amortized cost. The cost of the CDS is amortized over the life of the contract and recorded as an increase or decrease in net investment income. See Note 2 for additional discussion of our derivative instruments.

Realized Gains and Losses on Investments

Realized gains and losses on sales of investments are determined on the basis of specific identification. The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. When our review indicates a decline in fair value is deemed other-than-temporary on bonds not backed by other loans, preferred stocks or common stocks, we treat the security as an OTTI and reduce the carrying value to fair value through a specific write down to realized capital losses. When our review indicates a decline in fair value for loan-backed and structured securities is other-than temporary and we intend to sell or do not have the intent and ability to hold for a sufficient time to recover our amortized cost, we treat the security as an OTTI and reduce the carrying value to fair value through a specific write down to realized capital losses. If we have the intent and ability to hold

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

for a sufficient time to recover our amortized cost, the carrying value is reduced to the present value of future cash flows through a specific write down to realized capital losses.

We monitor the financial condition and operations of the issuers of bonds, common stocks and preferred stocks that could potentially have a credit impairment that is an OTTI. In determining whether or not an unrealized loss is an OTTI, we review factors such as:

●         historical operating trends;

●         business prospects;

●         status of the industry in which the issuer operates;

●         analyst ratings on the issuer and sector;

●         quality of management;

●         size of the unrealized loss;

●         level of current market interest rates compared to market interest rates when the security was purchased;

●         length of time the security has been in an unrealized loss position; and

●         our intent and ability to hold the security.

In order to determine the credit and non-credit impairment loss for a loan-backed and structured security, every quarter we estimate the future cash flows we expect to receive over the remaining life of the instrument as well as review our plans to hold or sell the instrument. Significant assumptions regarding the present value of expected cash flows for each security are used when an OTTI occurs and there is a non-credit portion of the unrealized loss that will not be recognized in earnings. Our assumptions for residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities include collateral pledged, guarantees, vintage, anticipated principal and interest payments, prepayments, default levels, severity assumptions, delinquency rates and the level of nonperforming assets for the remainder of the investments' expected term. We use a single best estimate of cash flows approach and use the effective yield prior to the date of impairment to calculate the present value of cash flows.

After an OTTI write down of all bonds not backed by other loans, common stock and preferred stock, the cost basis is not adjusted for subsequent recoveries in fair value. However, for loan-backed and structured securities for which we can reasonably estimate future cash flows after a write down, the discount or reduced premium recorded, based on the new cost basis, is amortized over the remaining life of the security. Amortization in this instance is computed using the prospective method and the current estimate of the amount and timing of future cash flows.

The asset valuation reserve (AVR) is established to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for unrealized capital gains and losses and realized capital gains and losses including credit related OTTI's, net of amounts attributed to changes in the general level of interest rates. We defer, in the interest maintenance reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans attributable to changes in the general level of interest rates including non-credit related OTTI's and amortize those deferrals over the remaining period to maturity of the security.

Interest Income

Interest income is recognized on an accrual basis. Dividends are recorded on the ex-dividend date. All past due interest on invested assets, if deemed uncollectible, is excluded from investment income. Interest income due on bonds more than 90 days overdue and mortgages more than 180 days overdue and deemed collectible are nonadmitted assets. We did not have any interest income more than 90 days overdue on December 31, 2024, 2023, and 2022. The gross and admitted amount for interest income due and accrued is $69.2 million at December 31, 2024 and $69.7 at December 31, 2023. Deferred interest is less than $0.1 million at December 31, 2024, and there was no deferred interest in 2023, and 2022. Cumulative paid-in-kind interest included in principal is less than $0.1 million at December 31, 2024, 2023, and 2022.

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

Cash and Cash Equivalents

For purposes of the statement of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Other Assets

Other assets consists primarily of company owned life insurance which is carried at the policy's cash surrender value totaling $80.9 million at December 31, 2024 and $79.1 million at December 31, 2023. As of December 31, 2024 the cash surrender value of the investments held within the policy's investment vehicle totaled $76.2 million and was allocated into the following categories based on primary underlying investment characteristics: 14% bonds, 14% cash and cash equivalents and 72% other invested assets. As of December 31, 2023, the cash surrender value of the underlying investments held within the policy’s investment vehicle totaled $71.5 million and was allocated into the following categories based on primary underlying investment characteristics: 22% bonds, 10% real estate, 32% cash and cash equivalents and 36% other invested assets.

Property and Equipment

Property and equipment, comprised primarily of furniture, equipment and capitalized software costs, are reported at cost less allowances for depreciation and amortization. We have no property and equipment included as an admitted asset on our balance sheets on December 31, 2024 or 2023. Depreciation and amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets, ranging from three to twenty years. Depreciation and amortization expense was $3.6 million in 2024, $2.9 million in 2023 and $2.9 million in 2022.

There have been no material changes to our capitalization policy during the year.

Deferred Income Taxes

Deferred income tax assets or liabilities are computed based on the differences between the financial statement and income tax bases of assets and liabilities using the enacted tax rates expected to be in effect when the assets or liabilities are recovered or settled. Deferred income taxes do not include amounts for state taxes. Changes in deferred income tax assets and liabilities are recorded directly to unassigned surplus. Gross deferred income tax assets are reduced by a statutory valuation allowance if it is more-likely-than-not that all or a portion of the deferred income tax assets will not be realized. Any remaining adjusted gross deferred income tax assets are admitted in an amount equal to (a) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks of existing deductible temporary differences that are expected to reverse during the time frame corresponding with the IRS capital loss carryback provisions, not to exceed three years, (b) the lesser of the remaining adjusted gross deferred income tax assets expected to reverse within the applicable period following the balance sheet date or the applicable percentage of statutory capital and surplus excluding any net deferred income tax assets, EDP equipment and operating system software, and net positive goodwill, and (c) the amount of adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. Any remaining adjusted gross deferred income tax assets are nonadmitted. The applicable period (ranging from 0-3 years) and the applicable percentage (ranging from 0%-15%) thresholds used to determine admitted deferred income tax assets are based on a sliding scale of the authorized control level risk-based capital ratio, excluding deferred income tax assets.

Policy Reserves

The reserves for life, annuity and accident and health (A&H) policies, all developed by actuarial methods, are established and maintained on the basis of published mortality and morbidity tables using assumed interest rates and valuation methods that will provide, in the aggregate, reserves that are equal to or greater than the minimum valuation required by law and guaranteed policy cash values.

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

Recognition of Premium Revenues and Costs

Premiums are recognized as revenues over the premium-paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

Dividends to Policyholders

Dividends payable to policyholders in the following year are charged to operations and are established by our Board of Directors. Participating business comprises approximately 6.3% in 2024, 6.8% in 2023 and 7.3% in 2022 of life insurance in force.

Separate Accounts

Our separate accounts are restricted assets and relate to variable individual annuities, supplementary contracts and life insurance products. Assets and liabilities of separate accounts are disclosed in the aggregate in the balance sheets. The statements of operations include the premiums, benefits and other items arising from the operations of our separate accounts. Premiums received related to separate accounts totaled $19.8 million in 2024, $21.1 million in 2023 and $16.0 million in 2022. The separate accounts, which are not guaranteed as to interest, are carried at the fair value of the underlying mutual funds and are available for withdrawal at fair value. The excess of the fair value of separate account assets over the aggregate reserves has been recorded as an additional liability, which represents the amount accrued for expense allowances recognized in the reserve. Aggregate reserves were $661.8 million on December 31, 2024 and $613.4 million on December 31, 2023 and accrued expense allowances were $0.2 million on December 31, 2024 and on December 31, 2023.

Restricted Assets

Assets of a restricted nature include the following held at carrying value unless otherwise stated:

	December 31,
	2024	2023

	(Dollars in thousands)
Federal Home Loan Bank of Des Moines (FHLB) capital stock	$29,054	$29,182
Bonds on deposit with states for the protection of policyholders	1,697	325
Bonds pledged as collateral to the FHLB, see Note 4	753,609	713,198
Other collateral	12,317	13,411
Total restricted assets	$796,677	$756,116

Reinsurance

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. See Note 5 for additional reinsurance discussion.

Stockholder Dividends

We paid cash dividends of $26.0 million to our parent in 2024. A cash dividend totaling $6.5 million was paid on March 29, 2024, a cash dividend of $6.5 million was paid on June 26, 2024 a cash dividend of $6.5 million was paid on September 26, 2024 and a cash dividend of $6.5 million was paid on December 26, 2024. In 2023, we paid dividends of $74.0 million. A cash dividend totaling $12.8 million was paid on March 29, 2023, a cash dividend of $27.5 million was paid on June 26, 2023, a cash dividend of $6.5 million was paid on September 25, 2023 and a cash dividend of $27.2 million was paid on December 27, 2023. We obtain regulatory approval for dividends that are considered extraordinary due to the timing and amount of dividends paid in the prior year. There were no extraordinary dividends paid in 2024 or in 2023.

Our ability to pay dividends to our stockholder is restricted by the Iowa Insurance Holding Company Act to earned surplus arising from our business as of the date the dividend is paid. In addition, prior approval of the Iowa Insurance Commissioner is required

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

for a dividend distribution of cash or other property whose fair value, together with that of other dividends made within the preceding 12 months, exceeds the greater of (i) 10% of policyholders' surplus as of the preceding year end, or (ii) the statutory net gain from operations of the insurer for the preceding calendar year. During 2025, the maximum amount legally available for distribution that we could pay to our parent company without further regulatory approval is $90.3 million.

2. Investment Operations

On December 31, 2024 and 2023, the carrying value and estimated fair value of our bonds and preferred stock investments, which comprise our portfolio of debt securities, are as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

December 31, 2024		(Dollars in thousands)
Bonds:
United States Government and agencies	$60,277	$-	$(20,662)	$39,615
Foreign Governments	12,970	-	(3,254)	9,716
States and political subdivisions	964,033	7,463	(128,883)	842,613
Industrial and miscellaneous	3,626,360	25,419	(410,161)	3,241,618
Residential mortgage-backed	523,528	5,022	(90,411)	438,139
Commercial mortgage-backed	1,035,732	941	(203,891)	832,782
Other asset-backed	1,028,532	8,357	(36,859)	1,000,030
Total bonds	7,251,432	47,202	(894,121)	6,404,513
Preferred stocks	19,123	58	(194)	18,987
	$7,270,555	$47,260	$(894,315)	$6,423,500
December 31, 2023
Bonds:
United States Government and agencies	$59,918	$37	$(17,126)	$42,829
Foreign Governments	10,448	39	(2,431)	8,056
States and political subdivisions	1,083,177	20,681	(108,641)	995,217
Industrial and miscellaneous	3,621,202	37,960	(347,871)	3,311,291
Residential mortgage-backed	512,765	5,377	(88,848)	429,294
Commercial mortgage-backed	999,654	2,854	(178,402)	824,106
Other asset-backed	905,906	5,417	(58,649)	852,674
Total bonds	7,193,070	72,365	(801,968)	6,463,467
Preferred stocks	35,984	11	(445)	35,550
	$7,229,054	$72,376	$(802,413)	$6,499,017

The carrying value and estimated fair value of our portfolio of debt securities on December 31, 2024, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Debt securities not due at a single maturity date have been included in the table below in the year of final contractual maturity.

	Carrying Value	Fair Value

	(Dollars in thousands)
Due in one year or less	$111,608	$111,555
Due after one year through five years	676,805	674,634
Due after five years through ten years	621,456	588,251
Due after ten years	3,253,771	2,759,122
	4,663,640	4,133,562
Mortgage-backed and other asset-backed	2,587,792	2,270,951
Total bonds	$7,251,432	$6,404,513

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

On December 31, 2024 and 2023, the cost and estimated fair value of our common stocks and gross unrealized gains and losses from these investments are as follows:

	Cost	Unrealized Gains	Losses	Fair Value

December 31, 2024	(Dollars in thousands)
Unaffiliated common	$39,155	$-	$(766)	$38,389

December 31, 2023
Unaffiliated common	$39,283	$6	$-	$39,289

The following tables set forth the estimated fair value and gross unrealized losses of securities in an unrealized loss position as of December 31, 2024 and 2023, listed by the length of time the securities have been in an unrealized loss position:

	Less than one year		One year or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Percent of Total
December 31, 2024			(Dollars in thousands)
United States Government and agencies	$4,856	$(12)	$34,759	$(20,650)	$39,615	$(20,662)	2.3%
Foreign Government	1,399	(86)	8,317	(3,168)	9,716	(3,254)	0.4
States and political subdivisions	122,714	(3,990)	488,362	(124,893)	611,076	(128,883)	14.4
Industrial and miscellaneous	510,578	(18,199)	2,039,371	(391,962)	2,549,949	(410,161)	45.9
Residential mortgage-backed	36,105	(533)	335,318	(89,878)	371,423	(90,411)	10.1
Commercial mortgage-backed	116,458	(5,782)	691,913	(198,109)	808,371	(203,891)	22.8
Other asset-backed	99,966	(2,431)	432,143	(34,428)	532,109	(36,859)	4.1
Preferred stocks	-	-	2,806	(194)	2,806	(194)	0.0
Total	$892,076	$(31,033)	$4,032,989	$(863,282)	$4,925,065	$(894,315)	100%
December 31, 2023
United States Government and agencies	$-	$-	$37,970	$(17,126)	$37,970	$(17,126)	2.1%
Foreign Government	-	-	7,276	(2,431)	7,276	(2,431)	0.3
States and political subdivisions	43,096	(775)	520,684	(107,866)	563,780	(108,641)	13.5
Industrial and miscellaneous	162,854	(4,936)	2,371,212	(342,935)	2,534,066	(347,871)	43.4
Residential mortgage-backed	11,178	(176)	360,510	(88,672)	371,688	(88,848)	11.1
Commercial mortgage-backed (1)	55,951	(1,096)	711,158	(177,306)	767,109	(178,402)	22.2
Other asset-backed (1)	61,618	(514)	546,767	(58,135)	608,385	(58,649)	7.3
Preferred stocks	5,028	(21)	2,576	(424)	7,604	(445)	0.1
Total	$339,725	$(7,518)	$4,558,153	$(794,895)	$4,897,878	$(802,413)	100%

(1) – December 31, 2023 Commercial mortgage-backed and Other asset-backed amounts were reclassified.

The above table represents 2,010 securities from 1,260 issuers on December 31, 2024 and 1,941 securities from 1,251 issuers on December 31, 2023 with unrealized losses.

Unrealized losses increased during 2024 primarily due to an increase in US treasury rates. We do not consider securities to be OTTI when the market decline is attributable to factors such as interest rate movements, market volatility, liquidity, spread widening and credit quality when recovery of all amounts due under the contractual terms of the security is anticipated. Based on our intent not to sell or our belief that we will not be required to sell these securities before recovery of their amortized cost basis, we do not consider these investments to be OTTI on December 31, 2024. We will continue to monitor the investment portfolio for future changes in issuer facts and circumstances that could result in future impairments beyond those currently identified.

The Company did not have any loan-backed and structured securities that have had OTTI charges taken against them for which there is an intent to sell or the inability or lack of intent to retain such investment for a period of time sufficient to recover the amortized cost basis during 2024 or 2023.

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

The Company did not have any securities with a recognized OTTI due to the present value of cash flows expected to be collected being less than the amortized cost basis of the securities during 2024. The following table sets forth the loan-backed and structured securities, by cusip, with a recognized OTTI, for which the present value of cash flows expected to be collected is less than the amortized cost basis of the securities as of December 31 2023.

Cusip	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost after OTTI	Fair Value at time of OTTI
	(Dollars in thousands)
45660NSQ9	$2,636	$1,790	$846	$1,790	$1,762
Total	$2,636	$1,790	$846	$1,790	$1,762

The following table shows the estimated fair value and gross unrealized losses of our loan-backed and structured securities held as of the end of the year for which an OTTI loss has not been recognized in earnings as a realized capital loss, aggregated by length of time these bonds have been in a continuous gross unrealized loss position.

	Less than one year		One year or more		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses

	(Dollars in thousands)
December 31, 2024	$260,185	$(9,012)	$1,461,204	$(322,509)	$1,721,389	$(331,521)
December 31, 2023	$129,129	$(1,797)	$1,624,856	$(324,231)	$1,753,985	$(326,028)

We held real estate investments that have been non-income producing for the twelve months ended December 31, 2024 and December 31, 2023 with a carrying value totaling $1.0 million on December 31, 2024 and December 31, 2023.

Our mortgage loan portfolio consists of commercial mortgage loans that we have originated. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type. We originate loans with an initial loan-to-value ratio that provides sufficient collateral to absorb losses should we be required to foreclose and take possession of the collateral. In order to identify impairment losses, management maintains and regularly reviews a watch list of mortgage loans that have heightened risk. These loans may include those with borrowers delinquent on contractual payments, borrowers experiencing financial difficulty, increases in rental real estate vacancies and significant declines in collateral value. We evaluate each of our mortgage loans individually and recognize an impairment loss, if needed, for each impaired loan identified. An estimated loss is needed for loans for which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements.

Any loan delinquent on contractual payments is considered non-performing. Mortgage loans are placed on non-accrual status if we have concerns regarding the collectability of future payments. Interest income on non-performing loans is generally recognized on a cash basis. Once mortgage loans are classified as non-accrual loans, the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured such that the collection of interest is considered likely. On December 31, 2024 and December 31, 2023, there were no non-performing loans over 90 days past due on contractual payments.

Our commercial mortgage loan portfolio can include loans that have been modified. We assess loan modifications on a loan-by loan basis to evaluate whether a troubled-debt restructuring has occurred. Generally, the types of concessions include reduction of the contractual interest rate to a below-market rate, extension of the maturity date, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining if an impairment loss is needed for the restructuring. There were no loan modifications during the years ended December 31, 2024 or December 31, 2023.

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

Mortgage Loans by Collateral Type

	December 31, 2024		December 31, 2023
	Carrying Value	Percent of Total	Carrying Value	Percent of Total

	(Dollars in thousands)
Retail	$272,094	30.4%	$282,337	30.5%
Industrial	252,123	28.2	259,800	28.1
Office	184,981	20.7	217,559	23.5
Apartment	152,426	17.0	155,977	16.8
Hotel Motel	23,288	2.6	-	-
Other	9,807	1.1	10,489	1.1
Total	$894,719	100.0%	$926,162	100.0%

Mortgage Loans by Geographic Location within the United States

	December 31, 2024		December 31, 2023
	Carrying Value	Percent of Total	Carrying Value	Percent of Total

	(Dollars in thousands)
Pacific	$192,386	21.5%	$192,616	20.8%
South Atlantic	174,708	19.5	185,070	20.0
East North Central	158,921	17.8	178,395	19.3
Mountain	132,390	14.8	116,625	12.6
East South Central	79,746	8.9	82,185	8.9
Middle Atlantic	62,652	7.0	64,970	7.0
West North Central	47,134	5.3	52,877	5.7
West South Central	43,000	4.8	49,304	5.3
New England	3,782	0.4	4,120	0.4
Total	$894,719	100.0%	$926,162	100.0%

Mortgage Loans by Loan-to-Value Ratio

	December 31, 2024		December 31, 2023
	Carrying Value	Percent of Total	Carrying Value	Percent of Total

	(Dollars in thousands)
0% - 50%	$537,955	60.1%	$524,863	56.7%
51% - 60%	229,590	25.7	260,011	28.1
61% - 70%	117,809	13.2	131,788	14.2
71% - 80%	9,365	1.0	9,500	1.0
Total	$894,719	100.0%	$926,162	100.0%

The loan-to-value ratio is determined using the most recent appraised value. Appraisals are updated periodically when there is indication of a possible significant collateral decline or loan modifications or refinance requests.

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

Mortgage Loans by Year of Origination

	December 31, 2024		December 31, 2023
	Carrying Value	Percent of Total	Carrying Value	Percent of Total

	(Dollars in thousands)
2024	$31,984	3.6%	$-	-%
2023	3,494	0.4	3,500	0.4
2022	165,885	18.5	168,443	18.2
2021	145,605	16.3	150,316	16.2
2020	68,315	7.6	70,460	7.6
2019 and prior	479,436	53.6	533,443	57.6
Total	$894,719	100.0%	$926,162	100.0%

We had no impaired loans during 2024 or at December 31, 2023. We had no average investment balance of impaired loans at December 31, 2024 or December 31, 2023. There was no interest income recognized on impaired loans during 2024 or 2023 and $0.1 million was recorded in 2022. Interest income on impaired loans is recognized on the accrual basis to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.

The minimum and maximum new lending rates for mortgage loans issued during 2024 was 5.40-7.05%. For the portfolio of mortgage loans, the maximum percentage of any one loan to the value of the property at the time of the loan, exclusive of insured or guaranteed or money mortgages, was 86%. During 2024, there were no mortgage loans that experienced interest rate reductions through refinancing.

We had outstanding commitments of $22.0 million on December 31, 2024 to provide additional funding for mortgage loans. On December 31, 2024, we have privately placed corporate securities commitments totaling $3.0 million.

Our LIHTC remaining years of unexpired tax credits ranged from 2 to 5 years on December 31, 2024. These investments have a required holding period of 15 years. The Company recognized tax credits and other tax benefits of $2.8 million during 2024, $4.8 million during 2023 and $7.4 million in 2022. There are no LIHTC under regulatory review. The LIHTC do not exceed 10% of the total admitted assets. The carrying value of these investments, which are included in the other invested assets, was $5.0 million on December 31, 2024 and $7.6 million on December 31, 2023.

We have given commitments to provide additional capital to various limited partnerships and limited liability corporations. The total remaining commitment amount is $216.6 million. Of this amount, $216.3 million represents limited partnership and limited liability corporation commitments and $0.3 million represents LIHTC investment commitments due in 2029.

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

Components of net investment income are as follows:

	Year ended December 31,
	2024	2023	2022

Income (loss):	(Dollars in thousands)
Bonds	$331,677	$326,809	$319,882
Preferred stocks	1,604	2,920	3,616
Common Stocks	3,726	3,507	2,795
Mortgage loans	38,330	40,046	44,348
Policy loans	9,297	9,133	8,940

Amortization of interest maintenance reserve	995	1,497	2,473

Derivative instruments	28,299	(380)	(9,423)
Other invested assets	17,414	9,564	10,508
Other	2,618	1,791	418
Total investment income	433,960	394,887	383,557

Total investment expenses	(10,023)	(8,699)	(6,553)
Net investment income	$423,937	$386,188	$377,004

There were 25 securities called with prepayment penalty income totaling $1.6 million during 2024, 9 securities called with prepayment penalty income totaling $2.4 million during 2023 and 29 securities called with prepayment penalty totaling $3.7 million during 2022.

Components of realized capital gains and losses are as follows:

	Year ended December 31,
	2024	2023	2022

Realized capital gains (losses)	(Dollars in thousands)
Bonds	$(4,256)	$(9,011)	$(2,986)
Preferred stocks	(195)	(20)	(416)
Mortgage loans	-	(659)	(972)
Real estate	-	6,156	-
Derivatives	13	5	(67)
Other invested assets	(127)	(552)	(50)
Total realized capital gains (losses)	(4,565)	(4,081)	(4,491)
Realized gains/losses transferred to IMR, net of tax	2,095	545	1,504
Capital gains tax benefit	958	857	943
Net realized capital losses	$(1,512)	$(2,679)	$(2,044)

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

Proceeds from sales and disposals and realized capital gains (losses) on bonds and realized losses from OTTI by type are as follows:

	Year ended December 31,
	2024	2023	2022

	(Dollars in thousands)
Proceeds from sales	$130,220	$106,045	$397,521
Gross realized capital gains	1,274	1,070	4,580
Gross realized capital losses	(3,493)	(6,868)	(7,141)
OTTI bonds	(110)	(2,575)	(752)
OTTI other invested assets	(50)	(450)	(50)

Derivative Instruments

We hold call options backing our index products. Although the call options are designed to be effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities. We have elected to adopt Iowa Administrative Code Section 191-97, which allows call option derivative instruments that hedge the growth in interest credited on index products to be accounted for at amortized cost with the corresponding amortization recorded as a decrease in net investment income. Call options with a book value of $27.7 million on December 31, 2024 and $23.3 million on December 31, 2023 are included in other invested assets in the balance sheets. The notional amounts of the call options were $1,407.7 million at December 31, 2024 and $1,260.3 million on December 31, 2023.

We utilize a credit default swap (CDS) program initiative focused on enhancing investment portfolio return through underwriting comparable exposure to fixed income securities that may not be available in the primary market. We sell protection on an identified name or names on an unfunded or synthetic basis in return for receiving a quarterly premium. The premium generally corresponds to a referenced name's credit spread at the time the agreement is executed. At the same time of executing the sell protection trade, we enter into a synthetic transaction where we utilize a currently owned quality cash bond matched against the CDS thereby entering into a synthetic transaction replicating a cash security. Premium payments paid or received on CDS are recorded as an adjustment to net investment income. The CDS are recorded at amortized cost, consistent with the synthetic asset transactions and cash component. Therefore, they are not marked to market. CDS book value is $1.4 million on December 31, 2024 and $2.0 million on December 31, 2023 and included in other invested assets in the company financial statements.

We may be exposed to credit losses in the event of non-performance of the counterparties with regard to derivatives. The credit exposure of the Company’s derivatives is limited to the net positive value of derivatives at the reporting date after taking into account the existence of collateral received from the counterparty. The company manages its credit risk related to derivatives by entering into transactions with credit-worthy counterparties and monitoring exposure limits. The Company’s over-the-counter (OTC) derivative transactions are governed by ISDA Master Agreements and include Credit Support Annex provisions that require both the pledging and accepting of collateral in connection with its OTC derivatives. The Company's CDS derivatives are cleared and settled through a central clearing counterparty. The CDS derivative transactions are subject to events of default defined within the terms of the contract, which normally consist of bankruptcy, failure to pay, or modified restructuring of the reference entity and/or issue. If a default event occurs for a reference name or security, we are obligated to pay the counterparty an amount equal to the notional amount of the credit derivative transaction. As a result, our maximum future payment is equal to the notional amount of the credit derivative which was $210.0 million on December 31, 2024 and $215.0 million at December 31, 2023 and a fair value of $0.6 million and $1.0 million respectively.

We have cash collateral related to derivative transactions with a market value of $71.6 million on December 31, 2024 and $63.4 million on December 31, 2023. We do not hold any off-balance sheet collateral on December 31, 2024 or December 31, 2023.

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

3. Fair Values of Financial Instruments

Fair value is based on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As not all financial instruments are actively traded, various valuation methods may be used to estimate fair value. These methods rely on observable market data or, if observable market data is not available, the best information available. Significant judgment may be required to interpret the data and select the assumptions used in the valuation estimates, particularly when observable market data is not available.

In the discussion that follows, we have ranked our financial instruments by the level of judgment used in the determination of the fair values presented above. The levels are defined as follows:

●	Level 1 - Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

●	Level 2 - Fair values are based on inputs, other than quoted prices from active markets, that are observable for the asset or liability, either directly or indirectly.

●	Level 3 - Fair values are based on significant unobservable inputs for the asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source from which we obtain the information. Transfers in or out of any level are measured as of the beginning of the period.

We have no financial instruments measured at fair value on a nonrecurring basis. The following methods and assumptions were used in estimating the fair value of our financial instruments on a recurring basis:

Fixed maturities:

Level 1 bonds consist of U.S. Treasury issues that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Level 2 bonds consist of industrial and miscellaneous, mortgage- and other asset-backed, United States Government agencies, state and political subdivisions and private placement corporate securities with observable market data, and in some circumstances recent trade activity. When quoted prices of identical assets in active markets are not available, our first priority is to obtain prices from third party pricing vendors. We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, credit quality, industry events and economic events. Bonds with validated prices from pricing services, which includes the majority of our public bonds in all asset classes, are generally reflected in Level 2.

Also included in Level 2 are private placement corporate bonds with no quoted market prices available, for which an internal model using substantially all observable inputs or a matrix pricing valuation approach is used. In the matrix approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread.

Level 3 bonds include private placements, mortgage- and other asset-backed for which there is little or no current market data available. We use external pricing sources, or if prices are not available, we will estimate fair value internally. Fair values of private corporate investments in Level 3 are determined by reference to the public market, private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available. For other securities for which an exit price based on relevant observable inputs is not obtained, the fair value is determined using a

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

matrix calculation. Fair values estimated through use of matrix pricing methods rely on an estimate of credit spreads to a risk-free U.S. Treasury yield. Selecting the credit spread requires judgment based on an understanding of the security and may include a market liquidity premium. Our selection of comparable companies as well as the level of spread requires significant judgment. Increases in spreads used in our matrix models, or those used to value comparable companies, will result in a decrease in discounted cash flows used, and accordingly in the estimated fair value of the security.

We obtain bond fair values from a variety of external independent pricing services, including brokers, with access to observable data including recent trade information, if available. In certain circumstances in which an external price is not available for a Level 3 security, we will internally estimate its fair value. Our process for evaluation and selection of the fair values includes:

●	We follow a “pricing waterfall” policy, which establishes the pricing source preference for a particular security or security type. The order of preference is based on our evaluation of the valuation methods used, the source's knowledge of the instrument and the reliability of the prices we have received from the source in the past. Our valuation policy dictates that fair values are initially sought from third party pricing services. If our review of the prices received from our preferred source indicates an inaccurate price, we will use an alternative source within the waterfall and document the decision. In the event that fair values are not available from one of our external pricing services or upon review of the fair values provided it is determined that they may not be reflective of market conditions, those securities are submitted to brokers familiar with the security to obtain non-binding price quotes. Broker quotes tend to be used in limited circumstances such as for newly issued, private placement and other instruments that are not widely traded. For those securities for which an externally provided fair value is not available, we use cash flow modeling techniques to estimate fair value.

●	We evaluate third party pricing source estimation methodologies to assess whether they will provide a fair value that approximates a market exit price.

●	We perform an overall analysis of portfolio fair value movement against general movements in interest rates and spreads.

●	We compare period-to-period price trends to detect unexpected price fluctuation based on our knowledge of the market and the particular instrument. As fluctuations are noted, we will perform further research that may include discussions with the original pricing source or other external sources to ensure we are in agreement with the valuation.

●	We compare prices between different pricing sources for unusual disparity.

●	We meet at least quarterly with our Investment Committee, the group that oversees our valuation process, to discuss valuation practices and observations during the pricing process.

Preferred stocks:

Level 2 preferred stocks are priced with an estimated fair value obtained from external pricing sources using a matrix pricing approach.

Level 3 preferred stocks estimated fair value is based on the values of comparable securities which are actively traded. Increase in spreads used in our matrix models, or those used to value comparable companies, will result in a decrease in discounted cash flows used, and accordingly the estimated fair value of the security.

In the case for which external pricing services are used for Level 2 preferred stocks, our review process is consistent with the process used to determine the fair value of bonds as discussed above.

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

Common stocks:

Level 1 common stocks consist of common stock with unadjusted quoted prices in active markets.

Level 2 common stocks consist of common stock issued by the Federal Home Loan Bank, with estimated fair value based on the current redemption value.

In the case for which external pricing services are used for certain Level 2 common stocks, our review process is consistent with the process used to determine the fair value of bonds as discussed above.

Mortgage loans:

Mortgage loans are a Level 3 measurement as there is no current market for the loans. The fair value of our mortgage loans is estimated internally using a matrix pricing approach. Along with specific loan terms, two key management assumptions are required including the risk rating of the loan (our current rating system A-highest quality, B-moderate quality, C-low quality and W-watch or F-foreclosure) and estimated spreads for new loans over the U.S. Treasury yield curve. Spreads are updated quarterly and loans are reviewed and rated annually with quarterly adjustments should significant changes occur. Our determination of each loan's risk rating as well as selection of the credit spread requires significant judgment. A higher risk rating, as well as an increase in spreads, would result in a decrease in discounted cash flows used, and accordingly the fair value of the loan. The fair value of mortgage loans may also be based on the fair value of the underlying real estate collateral less cost to sell.

Policy loans:

Policy loans are a Level 3 measurement as there is no current market since they are specifically tied to the underlying insurance policy. The loans are relatively risk free as they cannot exceed the cash surrender value of the insurance policy. Fair values are estimated by discounting expected cash flows using a risk-free interest rate based on the U.S. Treasury curve. An increase in the risk-free interest rate would result in a decrease in discounted cash flows used, and accordingly the fair value of the loan.

Cash and cash equivalents:

Level 1 cash and cash equivalents are highly liquid instruments for which historical cost approximates fair value.

Other invested assets:

Derivatives include index options valued by a third-party service that uses observable terms, dividend yields and index values and credit default swaps that are valued by the clearinghouse. Both of these are Level 2.

Level 2 surplus notes are priced by third party pricing vendors of which our review process is consistent with the process used to determine the fair value of bonds as discussed above. The level 3 promissory note and residuals are valued at our internal estimate of the proceeds we will receive. As allowed by NAIC SAP, fair values are not assigned to investments accounted for using the equity method.

Assets held in separate accounts:

Level 1 assets held in separate accounts consist of mutual funds that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

Valuation of our Financial Instruments at Fair Value by Hierarchy Levels

	December 31, 2024
	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)	Net Asset Value (NAV)
			(Dollars in thousands)
Assets
Bonds	$6,404,513	$7,251,432	$33,839	$6,235,599	$135,075	$-	$-
Preferred stocks	18,987	19,123	-	18,987	-	-	-
Common stocks unaffiliated	38,389	38,389	9,335	29,054	-	-	-
Mortgage loans	797,980	894,719	-	-	797,980	-	-
Policy loans	207,564	197,523	-	-	207,564	-	-
Cash and cash equivalents	99,830	99,830	99,830	-	-	-	-
Other invested assets:
Derivative instruments	69,142	29,093	-	69,142	-	-	-
Surplus notes	65,214	74,204	-	64,163	1,051	-	-
Assets held in separate accounts	662,062	662,062	662,062	-	-	-	-
Total	$8,363,681	$9,266,375	$805,066	$6,416,945	$1,141,670	$-	$-
Liabilities
Derivatives	1,180	(299)	-	1,180	-	-	-
Total	$1,180	$(299)	$-	$1,180	$-	$-	$-

	December 31, 2023
	Aggregate Fair	Admitted				Not Practicable	Net Asset
	Value	Assets	Level 1	Level 2	Level 3	(Carrying Value)	Value (NAV)
			(Dollars in thousands)
Assets
Bonds	$6,463,467	$7,193,070	$36,298	$6,264,544	$162,625	$-	$-
Preferred stocks	35,550	35,984	-	32,974	2,576	-	-
Common stocks unaffiliated (1)	39,289	39,289	-	29,182	-	-	10,107
Mortgage loans	831,678	926,162	-	-	831,678	-	-
Policy loans	209,915	190,256	-	-	209,915	-	-
Cash and cash equivalents	36,371	36,371	36,371	-	-	-	-
Other invested assets:
Derivative instruments	64,539	25,248	-	64,539	-	-	-
Surplus notes	77,017	84,668	-	74,969	2,048	-	-
Assets held in separate accounts	613,649	613,649	613,649	-	-	-	-
Total	$8,371,475	$9,144,697	$686,318	$6,466,208	$1,208,842	$-	$10,107
Liabilities
Derivatives	(122)	(412)	-	(122)	-	-	-
Total	$(122)	$(412)	$-	$(122)	$-	$-	$-

(1) A private equity fund with a fair value estimate of $10.1 million on December 31, 2023 using net asset value per share as a practical expedient, has not been classified in the fair value hierarchy above in accordance with fair value reporting guidance. This fund invested in senior secured middle market loans, was totally funded, and not available for redemption on December 31, 2023.

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

Valuation of our Financial Instruments held at Fair Value by Fair Value Hierarchy Levels

	December 31, 2024
	Level 1	Level 2	Level 3	Total	NAV

Assets	(Dollars in thousands)
Bonds:
Industrial and miscellaneous	$-	$638	$-	$638	$-
Preferred stock	-	9,074	-	9,074	-
Common stocks unaffiliated	9,335	29,054	-	38,389	-
Assets held in separate accounts	662,062	-	-	662,062	-
Total assets at fair value/NAV	$671,397	$38,766	$-	$710,163	$-

	December 31, 2023
	Level 1	Level 2	Level 3	Total	NAV

Assets	(Dollars in thousands)
Bonds:
Industrial and miscellaneous	$-	$94	$-	$94	$-
Preferred stock	-	25,934	-	25,934	-
Common stocks unaffiliated	-	29,182	-	29,182	10,107
Assets held in separate accounts	613,649	-	-	613,649	-
Total assets at fair value/NAV	$613,649	$55,210	$-	$668,859	$10,107

Change in Level 3 Financial Instruments Measured at Fair Value

December 31, 2024
	Balance, December 31, 2023	Transfers into Level 3	Transfers out of Level 3	Realized gains/(losses) included in Income	Unrealized gains/(losses) included in Surplus	Purchases	Sales	Balance, December 31, 2024
Assets	(Dollars in thousands)
Common stocks unaffiliated	$-	$-	$-	$-	$-	$-	$-	$-
Total	$-	$-	$-	$-	$-	$-	$-	$-

	December 31, 2023
	Balance, December 31, 2022	Transfers into Level 3	Transfers out of Level 3	Realized gains/(losses) included in Income	Unrealized gains/(losses) included in Surplus	Purchases	Sales	Balance, December 31, 2023
Assets	(Dollars in thousands)
Common stocks unaffiliated	$584	$-	$-	$-	$(584)	$-	$-	$-
Total	$584	$-	$-	$-	$(584)	$-	$-	$-

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

4. Policy and Contract Attributes and Borrowed Money

We waive deduction of deferred fractional premiums upon death of the insured and return any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Several methods are employed in the reserving for substandard lives, depending on the plan and date of issue. In some cases, extra premiums are charged for substandard lives in addition to the regular gross premium for the true age. Mean reserves are generally based on appropriate multiples of standard rates of mortality, but in some cases, the extra reserve held is equal to one-half the gross annual premium. There is one plan for which substandard cases are assigned an adjusted age and all reserves are calculated at standard mortality rates for the adjusted age. The tabular interest has been determined by formula as described in the NAIC Annual Statement Instructions (Instructions) for all business except universal life and variable universal life, for which tabular interest was determined from basic policy data. The tabular less actual reserve released and tabular cost have been determined by formula as described in the Instructions. The determination of tabular interest on funds not involving life contingencies is based on accounting data.

A portion of our policy reserves and other policyholders' funds relate to liabilities established on a variety of our products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty.

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

The carrying values on these products by withdrawal characteristics are summarized as follows:

	December 31, 2024
	General Account	Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(Dollars in thousands)
Individual Annuities
Subject to discretionary withdrawal:
with market value adjustment	$-	$-	$-	$-	-%
at book value less current surrender charge of 5% or more	906,524	-	-	906,524	23%
at fair value	-	-	-	-	-%
Total with market value adjustment or at fair value	906,524	-	-	906,524	23%
At book value with minimal adjustment	2,600,770	-	286,840	2,887,610	73%
Not subject to discretionary withdrawal	145,870	-	102	145,972	4%
Total (gross: direct + assumed)	3,653,164	-	286,942	3,940,106	100%
Reinsurance ceded	-	-	-	-
Total (net)	$3,653,164	$-	$286,942	$3,940,106
Amount included at book value less surrender charge that will move to book value with minimal adjustment in the year after the statement date:	$483,073	$-	$-	$483,073

Group Annuities
Subject to discretionary withdrawal:
Total with market value adjustment or at fair value	$-	$-	$-	$-	-%
At book value with minimal adjustment	21,123	-	-	21,123	54%
Not subject to discretionary withdrawal	17,978	-	-	17,978	46%
Total (gross: direct + assumed)	39,101	-	-	39,101	100%
Reinsurance ceded	-	-	-	-
Total (net)	$39,101	$-	$-	$39,101
Amount included at book value less surrender charge that will move to book value with minimal adjustment in the year after the statement date:	$-	$-	$-	$-

Deposit-Type Contracts (without life contingencies)
Subject to discretionary withdrawal:
Total with market value adjustment or at fair value	$-	$-	$-	$-	-%
At book value with minimal adjustment	372,397	-	-	372,397	39%
Not subject to discretionary withdrawal	580,700	-	-	580,700	61%
Total (gross: direct + assumed)	953,097	-	-	953,097	100%
Reinsurance ceded	-	-	-	-
Total (net)	$953,097	$-	$-	$953,097
Amount included at book value less surrender charge that will move to book value with minimal adjustment in the year after the statement date:	$-	$-	$-	$-

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

	December 31, 2023
	General Account	Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(Dollars in thousands)
Individual Annuities
Subject to discretionary withdrawal:
with market value adjustment	$-	$-	$-	$-	-%
at book value less current surrender charge of 5% or more	1,134,826	-	-	1,134,826	29%
at fair value	-	-	-	-	-%
Total with market value adjustment or at fair value	1,134,826	-	-	1,134,826	29%
At book value with minimal adjustment	2,396,974	-	275,967	2,672,941	67%
Not subject to discretionary withdrawal	146,720	-	-	146,720	4%
Total (gross: direct + assumed)	3,678,520	-	275,967	3,954,487	100%
Reinsurance ceded	-	-	-	-
Total (net)	$3,678,520	$-	$275,967	$3,954,487
Amount included at book value less surrender charge that will move to book value with minimal adjustment in the year after the statement date:	$456,087	$-	$-	$456,087

Group Annuities
Subject to discretionary withdrawal:
Total with market value adjustment or at fair value	$-	$-	$-	$-	-%
At book value with minimal adjustment	23,613	-	-	23,613	56%
Not subject to discretionary withdrawal	18,774	-	-	18,774	44%
Total (gross: direct + assumed)	42,387	-	-	42,387	100%
Reinsurance ceded	-	-	-	-
Total (net)	$42,387	$-	$-	$42,387
Amount included at book value less surrender charge that will move to book value with minimal adjustment in the year after the statement date:	$-	$-	$-	$-

Deposit-Type Contracts (without life contingencies)
Subject to discretionary withdrawal:
Total with market value adjustment or at fair value	$-	$-	$-	$-	-%
At book value with minimal adjustment	414,931	-	100	415,031	43%
Not subject to discretionary withdrawal	561,041	-	-	561,041	57%
Total (gross: direct + assumed)	975,972	-	100	976,072	100%
Reinsurance ceded	-	-	-	-
Total (net)	$975,972	$-	$100	$976,072
Amount included at book value less surrender charge that will move to book value with minimal adjustment in the year after the statement date:	$-	$-	$-	$-

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

A reconciliation of total annuity actuarial reserves and deposit fund liabilities follows:

	December 31, 2024	December 31, 2023

	(Dollars in thousands)
Life and A&H Annual Statement:
Annuity reserves, total net	$3,590,456	$3,613,888
Supplementary contracts with life contingencies, total net	101,809	107,019
Deposit-type contracts, total net	953,097	975,972
	4,645,362	4,696,879
Separate Accounts Annual Statement:
Annuity reserves	286,840	275,967
Supplementary contracts with life contingencies	102	100
Total annuity actuarial reserves and deposit fund liabilities	$4,932,304	$4,972,946

Analysis of life actuarial reserves by withdrawal characteristics are below:

	December 31, 2024
	General Account			Separate Account - Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal:	(Dollars in thousands)
Term policies with cash value	$-	$66,572	$148,009	$-	$-	$-
Universal life	641,219	610,034	639,565	-	-	-
Universal life with secondary guarantees	81,923	59,598	421,445	-	-	-
Indexed universal life	396,707	304,781	321,475	-	-	-
Other permanent cash value life with secondary guarantees	-	1,296,968	1,650,924	-	-	-
Variable universal life	177,281	175,969	142,003	375,120	375,120	374,886
Not subject to discretionary withdrawal Term policies without cash value	XXX	XXX	273,882	XXX	XXX	-
Accidental death benefits	XXX	XXX	246	XXX	XXX	-
Disability - active lives	XXX	XXX	2,957	XXX	XXX	-
Disability - disabled lives	XXX	XXX	13,724	XXX	XXX	-
Miscellaneous reserves	XXX	XXX	34,895	XXX	XXX	-
Total (gross: direct + assumed)	$1,297,130	$2,513,922	$3,649,125	$375,120	$375,120	$374,886
Reinsurance ceded	-	-	70,895	-	-	-
Total (net)	$1,297,130	$2,513,922	$3,578,230	$375,120	$375,120	$374,886

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

	December 31, 2023
	General Account			Separate Account - Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal:			(Dollars in thousands)
Term policies with cash value	$-	$59,643	$143,943	$-	$-	$-
Universal life	651,361	623,975	657,148	-	-	-
Universal life with secondary guarantees	82,479	57,948	401,087	-	-	-
Indexed universal life	323,165	240,942	245,573	-	-	-
Other permanent cash value life with secondary guarantees	-	1,275,883	1,635,863	-	-	-
Variable universal life	174,589	173,282	142,383	337,582	337,582	337,365
Not subject to discretionary withdrawal Term policies without cash value	XXX	XXX	276,683	XXX	XXX	-
Accidental death benefits	XXX	XXX	265	XXX	XXX	-
Disability - active lives	XXX	XXX	2,600	XXX	XXX	-
Disability - disabled lives	XXX	XXX	13,771	XXX	XXX	-
Miscellaneous reserves	XXX	XXX	34,952	XXX	XXX	-
Total (gross: direct + assumed)	$1,231,594	$2,431,673	$3,554,268	$337,582	$337,582	$337,365
Reinsurance ceded	-	-	74,244	-	-	-
Total (net)	$1,231,594	$2,431,673	$3,480,024	$337,582	$337,582	$337,365

A reconciliation of total life and A&H insurance actuarial reserves:

	December 31, 2024	December 31, 2023

	(Dollars in thousands)
Life and A&H Annual Statement:
Life insurance, total net	$3,534,934	$3,437,468
Accidental death benefits, total net	246	265
Disability - active lives, total net	2,957	2,600
Disability - disabled lives, total net	13,724	13,771
Miscellaneous reserves, total net	26,369	25,920
Subtotal	3,578,230	3,480,024
Separate Accounts Annual Statement:
Life reserves	374,886	337,365
Total life and A&H insurance actuarial reserves	$3,953,116	$3,817,389

There are no reserves for asset default risk in lieu of AVR in 2024 and 2023. All separate account assets are registered with the Securities and Exchange Commission and we do not have separate account liabilities guaranteed by the general account. We do not engage in securities lending transactions within the separate account. All separate account products are classified the same under SAP and GAAP.

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

A reconciliation of the amounts transferred to and from the separate accounts is as follows:

	Year ended December 31,
	2024	2023	2022

	(Dollars in thousands)
Transfers as reported in the statements of operations of the separate accounts statement:
Transfers to separate accounts	$19,754	$21,115	$16,014
Transfers from separate accounts	51,825	45,951	38,601
Net transfers from separate accounts	(32,071)	(24,836)	(22,587)

Reconciling adjustments:
Net transfers assumed	(4,439)	(3,606)	(5,200)
Reinsurance reserve adjustments	31	10	12
Transfers as reported in the statements of operations herein	$(36,479)	$(28,432)	$(27,775)

Reserves on our traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. Additionally, we establish a receivable for A&H premiums, which are unpaid at the end of the period. On December 31, 2024, 2023, and 2022, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading are as follows:

	Gross	Loading	Net

	(Dollars in thousands)
December 31, 2024
Life and annuity:
Ordinary direct first-year	$7,031	$6,565	$466
Ordinary direct renewal	90,822	(13,169)	103,991
Reinsurance assumed	1,285	-	1,285
Reinsurance ceded	(3,993)	-	(3,993)
Total life and annuity	95,145	(6,604)	101,749

Direct A&H	54	-	54
Reinsurance ceded	(3)	-	(3)
Total	$95,196	$(6,604)	$101,800

	Gross	Loading	Net

December 31, 2023	(Dollars in thousands)
Life and annuity:
Ordinary direct first-year	$6,597	$6,277	$320
Ordinary direct renewal	90,236	(13,850)	104,086
Reinsurance assumed	1,512	-	1,512
Reinsurance ceded	(1,490)	-	(1,490)
Total life and annuity	96,855	(7,573)	104,428

Direct A&H	108	-	108
Reinsurance ceded	(4)	-	(4)
Total	$96,959	$(7,573)	$104,532

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

We have insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Iowa Insurance Department. Direct in force amounts were $2.0 billion on December 31, 2024 and $2.1 billion on December 31, 2023. Deficiency reserves included in policy reserves to cover the above insurance totaled $26.4 million on December 31, 2024 and $25.9 million on December 31, 2023.

We are a member of the FHLB. We did not have any borrowed money outstanding on December 31, 2024 or December 31, 2023.

We have a Reciprocal Line of Credit Agreement with our parent, FBL Financial Group, Inc. This agreement allows either company to borrow from the other in the form of a short-term note not to exceed $20.0 million with interest, equal to the three-month U.S. Treasury bill plus 125 basis points. No loans were outstanding related to this agreement on December 31, 2024 or December 31, 2023.

In addition, we have issued funding agreements to the FHLB in the amount of $514.9 million on December 31, 2024 and $518.1 million on December 31, 2023. We use these funds in an invested spread strategy, consistent with our other investment spread operations. As such, we apply SSAP No. 52, Deposit-Type Contracts, to these funds, consistent with our other deposit type contracts. We have determined the estimated maximum borrowing capacity as $1,100.7 million as of December 31, 2024. We calculated this amount on the lesser of 30% of total admitted assets or our eligible collateral market value.

FHLB Capital Stock

December 31, 2024	Total	General Account	Separate Accounts

	(Dollars in thousands)
Membership stock - class B	$5,882	$5,882	$-
Activity stock	23,172	23,172	-
Aggregate total	$29,054	$29,054	$-
Estimated maximum borrowing capacity	$1,100,694

December 31, 2023	Total	General Account	Separate Accounts

	(Dollars in thousands)
Membership stock - class B	$5,867	$5,867	$-
Activity stock	23,315	23,315	-
Aggregate total	$29,182	$29,182	$-
Estimated maximum borrowing capacity	$1,076,705

No membership stock is eligible for redemption in 2024 or 2023.

Total collateral pledged under the FHLB funding agreements was as follows on December 31, 2024 and December 31, 2023:

Total Collateral Pledged	Fair Value	Carrying Value	Aggregate Total Borrowing	Funding Agreements Reserves Established

	(Dollars in thousands)
December 31, 2024	$590,985	$753,609	$514,931	$516,038
December 31, 2023	$578,332	$713,198	$518,118	$518,700

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

The maximum collateral pledged under the FHLB funding agreements during the years ended December 31, 2024 and December 31, 2023 was as follows:

			Amount Borrowed at Time of
Maximum Collateral			Maximum	Maximum Amount
Pledged	Fair Value	Carrying Value	Collateral	Borrowed

		(Dollars in thousands)
During 2024	648,763	809,225	565,618	565,618
During 2023	719,281	830,452	620,654	643,157

We monitor the level of our contract liabilities, the level of interest rates credited to our interest sensitive products and the assumed rate of return provided within the pricing structure of our other products. These amounts are taken into consideration in our overall management of interest rate risk, which minimizes exposure to changing interest rates.

We have variable annuities with guaranteed minimum death benefits and/or guaranteed minimum income benefits that are being reserved for using a Principle Based methodology, under NAIC Valuation Manual Requirements for Principle-Based Reserves for Variable Annuities (VM-21). VM-21 guidance defines the reserve for the variable annuity block, at an aggregate level, as the greater of cash surrender value or a Standard Projection Amount which is calculated using a cash flow model under a range of stochastically generated economic scenarios. Of the two options available under VM-21 for the calculation of the Standard Projection Amount, we have elected the conditional tail expectation with prescribed assumptions method.

5. Reinsurance

In the normal course of business, we seek to limit our exposure to loss on any single insured or event and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with current retention limits ranging up to $1.0 million of coverage per individual life. Certain term life products are reinsured on a first dollar quota share basis. We do not use financial or surplus relief reinsurance. We have assumed closed blocks of certain life and annuity business through coinsurance and modified coinsurance agreements.

We may cede certain losses under an annual 100% quota share accidental death reinsurance agreement. Coverage includes all acts of terrorism including those of a nuclear, chemical or biological origin. Coverage is subject to an annual aggregate retention of $20.0 million per event.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet their obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

Impact of Reinsurance on our Financial Statements

	Year ended December 31,
	2024	2023	2022

	(Dollars in thousands)
Ceded (reductions to financial statement items):
Premiums	$37,853	$34,290	$36,987
Policy reserves	91,871	98,838	106,489
Insurance benefits	39,289	27,481	25,555
Assumed (additions to financial statement items):
Premiums	5,613	5,139	9,653
Policy reserves (not including modified coinsurance)	32,749	33,606	35,388
Insurance benefits	4,100	3,615	4,904

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

Reinsurance in Force and Percentages of Life Insurance in Force

	Year ended December 31,
	2024	2023	2022

	(Dollars in millions)
Ceded reinsurance	$14,068 18.2%	$13,813 18.5%	$13,463 18.7%
Assumed reinsurance	406 0.5%	419 0.6%	375 0.5%

6. Federal Income Taxes

We file a consolidated federal income tax return with our parent and certain of its subsidiaries. The companies included in the consolidated return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

The effective tax rate on net gain from operations before federal income taxes and net realized capital loss is different from the prevailing federal income tax rate as follows:

	Year ended December 31,
	2024	2023	2022

	(Dollars in thousands)
Income before taxes	$107,670	$85,141	$120,144
Federal statutory tax rate	21.00%	21.00%	21.00%
Expected income tax expense at statutory rate	$22,611	$17,880	$25,230

Tax-exempt interest	$(2,483)	$(3,218)	$(3,905)
Dividends received deduction	(322)	(444)	(547)
Revenues not subject to tax	(209)	(314)	(519)
Other tax exempt income	(364)	(350)	(520)
Expense not deductible for tax	365	367	319
Deferred tax on surplus items	534	1,203	(121)
Tax credits	(3,052)	(4,997)	(8,619)
Other	75	(758)	(112)
Total	$17,155	$9,369	$11,206

Federal income tax expense	$19,048	$16,496	$21,816
Tax on capital gains/losses	(402)	(712)	(543)
Current income tax incurred	18,646	15,784	21,273
Change in net deferred income tax	(1,491)	(6,415)	(10,067)
Total statutory income taxes	$17,155	$9,369	$11,206

On December 31, 2024, we had no net operating loss carryforwards.

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

The Inflation Reduction Act (the Act) was enacted on August 16, 2022. The Act includes a corporate alternative minimum tax (CAMT) that will apply to corporate taxpayers with average adjusted financial statement income of $1 billion or more, for tax years beginning after December 31, 2022. The company has determined that it is not subject to the CAMT.

The income tax expense for 2022, 2023 and 2024 available for recoupment in the event of future net losses is as follows:

Year	Ordinary	Capital Gains	Total

	(Dollars in thousands)
2022	$-	$983	$983
2023	32	-	32
2024	62	-	62
Total	$94	$983	$1,077

The components of deferred tax assets (DTA) and deferred tax liabilities (DTL) are as follows on December 31, 2024 and 2023:

	December 31, 2024			December 31, 2023
	Ordinary	Capital	Total	Ordinary	Capital	Total	Change
			(Dollar in thousands)
Gross deferred tax assets	$121,213	$9,665	$130,878	$119,378	$10,014	$129,392	$1,486
Deferred tax assets nonadmitted	21	-	21	14	-	14	7
Subtotal (net deferred tax assets)	121,192	9,665	130,857	119,364	10,014	129,378	1,479
Deferred tax liabilities	26,054	20,623	46,677	28,656	18,026	46,682	(5)
Net admitted deferred tax assets	$95,138	$(10,958)	$84,180	$90,708	$(8,012)	$82,696	$1,484

The individual components of our gross deferred income tax assets and liabilities on December 31, 2024 and 2023 are as follows:

	December 31,
	2024	2023	Change

	(Dollars in thousands)
Deferred tax assets Ordinary:
Deferred policy acquisition costs	$47,914	$44,867	$3,047
Reserves	66,193	67,506	(1,313)
Employee benefits	4,167	4,156	11
Other (including items less than 5% of total ordinary tax assets)	2,939	2,849	90
	121,213	119,378	1,835
Nonadmitted	21	14	7
Admitted ordinary deferred tax assets	121,192	119,364	1,828
Capital:
Bonds	1,664	1,784	(120)
Preferred and common stock	220	484	(264)
Real estate	37	42	(5)
Other (including items less than 5% of total capital tax assets)	7,744	7,704	40
	9,665	10,014	(349)
Nonadmitted	-	-	-
Admitted capital deferred tax assets	9,665	10,014	(349)
Admitted deferred tax assets	$130,857	$129,378	$1,479

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

	December 31,
	2024	2023	Change

	(Dollars in thousands)
Deferred tax liabilities Ordinary:
Deferred and uncollected premiums	$21,294	$22,141	$(847)
Fixed assets	840	972	(132)
Eight year spread on change in reserves	1,967	3,933	(1,966)
Other	1,953	1,610	343
	26,054	28,656	(2,602)
Capital:
Bonds	12,410	11,575	835
Preferred stock	-	211	(211)
Other invested assets	8,213	6,240	1,973
	20,623	18,026	2,597
Deferred tax liabilities	46,677	46,682	(5)
Admitted deferred tax assets	130,857	129,378	1,479
Net deferred tax assets/liabilities	$84,180	$82,696	1,484
Deferred tax on unrealized gains			591
Deferred tax nonadmitted			7
Change in deferred tax as reported in our consolidated statement of changes in capital and surplus			$2,082

The components of the deferred tax asset admission calculation as provided in SSAP No. 101, Income Taxes, are as follows for the years ended December 31, 2024 and 2023:

	December 31, 2024			December 31, 2023
	Ordinary	Capital	Total	Ordinary	Capital	Total	Change

		(Dollars in thousands)
Admissions calculations components:
a. Federal income taxes paid in prior years recoverable through loss carrybacks	$16	$1	$17	$7	$3,837	$3,844	$(3,827)
b. Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets after application of the threshold limitation).	84,388	-	84,388	73,539	6,160	79,699	4,689
1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	84,388	-	84,388	73,539	6,160	79,699	4,689
2. Adjusted gross deferred tax assets allowed per limitation threshold	XX	XX	106,859	XX	XX	99,718	7,141
c. Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above) offset by gross deferred tax liabilities	36,788	9,664	46,452	45,818	17	45,835	617
d. Deferred tax assets admitted as the result of applications of SSAP No. 101	$121,192	$9,665	$130,857	$119,364	$10,014	$129,378	$1,479

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

	2024	2023
Ratio percentage used to determine recovery period and threshold limitation amount	1,034.83%	971.31%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$819,000	$753,612

The impact from tax planning strategies on the determination of the net admitted deferred income tax assets by percentage and character on December 31, 2024 and 2023 is as follows:

	December 31, 2024		December 31, 2023		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital

			(Dollars in thousands)
Impact of tax planning strategies
Adjusted gross DTAs amount	$121,213	$9,665	$119,378	$10,014	$1,835	$(349)
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	-%	-%	-%	-%	-%	-%
Net admitted adjusted gross DTAs amount	$121,192	$9,665	$119,364	$10,014	$1,828	$(349)
Percentage of net admitted adjusted gross
DTAs by tax character admitted because of the impact of tax planning strategies of reinsurance	15%	-%	9%	100%	6%	(100)%

We had no temporary differences for which deferred tax liabilities were not established.

We had $0.2 million in unused transferable small business investment credits, related to the state of Nebraska, admitted as of December 31, 2024 and December 31, 2023. The 2024 premiums are sufficient to fully utilize the unused credit on the 2024 premiums tax return.

There were no Internal Revenue Code section 6603 deposits admitted on December 31, 2024 or December 31, 2023.

There were no interest and penalties related to federal income taxes during 2024 or 2023. We are no longer subject to U.S. federal, state and local income tax examinations by tax authorities for tax years prior to 2015.

7. Retirement and Compensation Plans

Our parent sponsors or participates in multiple benefit plans, including a multiemployer defined benefit plan, a defined contribution plan and a postretirement benefit plan. All participants are direct employees of our parent and related plan expenses are allocated to us and our affiliates. We had $2.9 million on December 31, 2024 and $3.1 million on December 31, 2023 due to our parent for unsettled allocated expenses associated with these plans. We have no direct legal obligation for benefits under these plans.

The multiemployer defined benefit plan is considered qualified under Internal Revenue Service regulations, and covers substantially all employees of the group who were employed on January 1, 2013, having attained age 21 and one year of service. Benefits are based on years of service and employee's compensation. Pension cost of the plan is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Those participants who had not attained age 40 and ten years of service as of January 1, 2013 no longer accrue additional years of service in the plan. We also provide supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal law, as well as benefits to former employees who accepted an early retirement program. Our share of pension expense for all defined benefit pension plans aggregated $1.8 million in 2024, $1.6 million in 2023 and $1.5 million in 2022.

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

The 401(k) defined contribution plan covers substantially all employees of the group and includes matching contributions. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. New employees and current employees who had not attained age 40 and ten years of service as of January 1, 2013 and who are employed on December 31 are eligible to receive a discretionary company contribution. Related expense totaled $3.6 million in 2024, $3.2 million in 2023 and $2.8 million in 2022.

The postretirement benefit plan provides group term life insurance benefits to retired employees who worked full-time for ten years and attained age 55 while in service. The Company stopped offering this benefit as of December 31, 2016 such that no new participants will enter the plan. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Postretirement benefit expense was immaterial in 2024, 2023 and 2022.

We and our parent have established deferred compensation plans for certain current and former employees. Liabilities for these plans are accrued as the related benefits are earned. Related expenses were immaterial 2024, 2023 and 2022.

8. Management and Other Agreements

We share certain office facilities and services with the IFBF and its affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of rent, salaries and related expenses, travel and other operating costs.

We participate in a management agreement with our parent, under which our parent provides general business, administrative and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the IFBF, provides certain services to us under a separate arrangement. We incurred related expenses totaling $9.2 million in 2024, $8.5 million in 2023 and $7.6 million in 2022.

We have software, equipment and auto lease agreements with FBL Leasing Services, Inc., a wholly-owned subsidiary of our parent. We incurred expenses under these agreements of $2.2 million in 2024, $2.1 million in 2023 and $2.4 million in 2022. We also have an expense allocation agreement with Farm Bureau Property & Casualty Insurance Company (Farm Bureau Property & Casualty), an affiliate, for the use of property and equipment. Expense relating to this agreement totaled $0.4 million in 2024, $0.3 million in 2023 and $0.2 million in 2022.

Farm Bureau Property & Casualty and another affiliate have entered into structured settlement agreements with another affiliate, FBL Assigned Benefit Company (ABC). For a fee, ABC relieved the purchaser of contractual obligations relating to the underlying claim and funds payments to the policyholder with an annuity contract purchased from us. ABC discontinued issuing new structured settlement agreements in 2020. We have $33.6 million in structured settlements for which ABC guarantees we will honor our obligations under the annuity contract.

We have service agreements with the Farm Bureau property-casualty companies operating within our marketing territory, including Farm Bureau Property & Casualty and another affiliate. Under the service agreements, the property-casualty companies are responsible for development and management of our agency force for a fee. Under these agreements, we paid $11.6 million during 2024, $11.7 million during 2023 and $11.5 million during 2022.

We are licensed by the IFBF to use the Farm Bureau and FB designations in Iowa. In connection with this license, we incurred royalty expense totaling $0.6 million in 2024, $0.7 million in 2023 and $0.6 million in 2022. We have similar arrangements with Farm Bureau organizations in other states in our market territory. Total royalty expense to Farm Bureau organizations other than the IFBF was $1.8 million in 2024, $2.0 million in 2023 and $1.8 million in 2022. The loss of the right to use these designations in a state with a high premium concentration could have a material adverse effect on operating results.

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

Premium Concentration by State
	Year ended December 31,
	2024	2023	2022
Life and annuity direct premiums:
Iowa	26.7%	27.7%	27.2%
Kansas	14.1	15.0	14.9
Nebraska	7.7	7.7	7.2
Oklahoma	7.1	7.0	8.5

9. Commitments and Contingencies

Legal Proceedings

In the normal course of business, we may be involved in litigation in which damages are alleged that are substantially in excess of contractual policy benefits or certain other agreements. We are not aware of any such claims threatened or pending against the Company.

Other

We self-insure our employee health and dental claims. However, claims in excess of self-insurance limits are fully insured. Expenses equal to our best estimate of claims will continue to be reflected in operations. An allowance for incurred but not reported claims is included in other liabilities.

Our parent leases our home office properties from a wholly-owned subsidiary of the IFBF under a 10-year operating lease, which expires in 2026, with automatic five-year extensions unless terminated by one of the parties at least six months prior to the expiration date. The lease includes a provision for both base rent and an adjustment for actual maintenance costs incurred. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2024 is $2.1 million per year through 2026. Rent expense for the lease totaled $4.7 million in 2024, $4.5 million in 2023 in $4.1 million in 2022.

From time to time, assessments are levied on us by life and health guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium tax. We had undiscounted reserves of $0.4 million on December 31, 2024 and $1.3 million on December 31, 2023 to cover estimated future assessments on known insolvencies. We had assets totaling $2.6 million on December 31, 2024 and $1.4 million on December 31, 2023 representing estimated premium tax offsets on paid and future assessments. Expenses incurred for guaranty fund assessments, net of related premium tax offsets, totaled $1.3 million in 2024 and $1.1 million in 2023 and a benefit of $0.1 million in 2022. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid in future years and substantially all the related future premium tax offsets will be realized according to the premiums offset statutes of each jurisdiction. We believe the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

Farm Bureau Life Insurance Company and Subsidiary Notes to
Combined Financial Statements (continued)

	2024	2023

	(Dollars in thousands)

Assets recognized from paid and accrued premium tax offsets and policy subcharges prior year end	$1,357	$237
Decreases current year:		-
Guranty fund accrual	923
Premium tax offset applied	29	80
Increases current year:
Future premium tax offset for assessments paid or accrued	2,240	1,200
Assets recognized from paid and accrued premium tax offsets and policy subcharges current year end	$2,645	$1,357

Guaranty fund liabilities and assets related to assessments from insolvencies of entities that wrote long-term care contracts are not discounted.

Undiscounted and discounted amount of the guaranty fund assessments and related assets by insolvency:

	Guaranty Fund Assessment		Related Assets
	(Dollars in thousands)
Name of Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
Penn Treaty	$26	$-	$26	$-

Number of jurisdictions, ranges of years used to discount and weighted average number of years of the discounting time for payables and recoverable by insolvency:

	Payable			Recoverable
	Number of	Range of	Average	Number of	Range of	Number of
Name of Insolvency	Jurisdictions	years	Number of	Jurisdictions	Years	Years
Penn Treaty	3	1-5	NA	3	1-5	NA

10. Subsequent Events

Subsequent events have been evaluated through April 30, 2025, which is the date the financial statements were available to be issued. In February 2025, Farm Bureau Life Insurance Company’s board of directors declared a cash dividend payable to our parent for $6.65 million. The dividend was paid in March 2025.

Farm Bureau Life Insurance Company and Subsidiary

Combined Supplementary Information

Year Ended December 31, 2024

Report of Independent Auditors on Supplementary Information

The Board of Directors and Stockholders

Farm Bureau Life Insurance Company and Greenfields Life Insurance Company

West Des Moines, Iowa

We have audited the combined statutory-basis financial statements of Farm Bureau Life Insurance Company and Greenfields Life Insurance Company (the Company) as of and for the year ended December 31, 2024 and have issued our report thereon dated April 30, 2025. Our audit of the combined statutory-basis financial statements included the financial statement schedules: Schedule I – Summary of Investments – Other That Investments in Related Parties, Schedule III – Supplemental Insurance Information, and Schedule IV – Reinsurance (the “schedules”). These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s schedules, based on our audit.

In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the combined statutory-basis financial statements.

/s/ Forvis Mazars LLP

West Des Moines, Iowa

April 30, 2025

Farm Bureau Life Insurance Company and Subsidiary

Schedule I – Summary of Investments – Other Than Investments in Related Parties

As of December 31, 2024

Type of Investment	Cost	Estimated Market Value	Statement of Financial Position Amount

	(Dollars in thousands)
Bonds:
United States Government and agencies	$60,277	$39,615	$60,277
Foreign Government	12,970	9,716	12,970
States and political subdivisions	964,033	842,613	964,033
Corporate	3,626,360	3,241,618	3,626,360
Mortgage-backed and asset-backed	2,587,792	2,270,951	2,587,792
Total	7,251,432	$6,404,513	7,251,432

Equity securities:
Common stocks:
Banks, trusts and insurance companies	29,054	$29,054	29,054
Industrial, miscellaneous and all other	10,101	9,335	9,335
Preferred stocks	19,123	18,987	19,123
Total	58,278	$57,376	57,512

Mortgage loans	894,719		894,719
Investment real estate	955		955
Policy loans	197,523		197,523
Cash and cash equivalents	99,830		99,830
Other investments	427,851		427,851
Total investments	$8,930,588		$8,929,822

Farm Bureau Life Insurance Company and Subsidiary
Schedule III – Supplemental Insurance Information

	Policy Reserves	Claim reserves	Other Policyholder funds

	(Dollars in thousands)
December 31, 2024
Life and Annuity	$7,270,495	$37,602	$8,774
Accident and Health	112	13	77
Supplementary Contracts	953,097	-	-
Total	$8,223,704	$37,615	$8,851

December 31, 2023
Life and Annuity	$7,200,931	$33,314	$8,984
Accident and Health	149	13	57
Supplementary Contracts	975,972	-	-
Total	$8,177,052	$33,327	$9,041

December 31, 2022
Life and Annuity	$7,104,380	$31,666	$9,472
Accident and Health	126	17	76
Supplementary Contracts	1,120,220	-	-
Total	$8,224,726	$31,683	$9,548

Farm Bureau Life Insurance Company and Subsidiary
Schedule III – Supplemental Insurance Information (continued)

	Premiums and Other Considerations	Net Investment Income	Policyholder Benefits	Other Operating Expenses

		(Dollars in thousands)
December 31, 2024
Life and Annuity	$633,334	$418,154	$741,810	$204,041
Accident and Health	191	-	117	88
Supplementary Contracts	3,274	5,783	14,286	29
Total	$636,799	$423,937	$756,213	$204,158

December 31, 2023
Life and Annuity	$691,968	$380,438	$747,303	$200,680
Accident and Health	341	-	104	106
Supplementary Contracts	2,654	5,750	14,888	30
Total	$694,963	$386,188	$762,295	$200,816

December 31, 2022
Life and Annuity	$702,739	$371,074	$644,291	$181,332
Accident and Health	276	-	137	124
Supplementary Contracts	2,896	5,930	15,426	21
Total	$705,911	$377,004	$659,854	$181,477

Farm Bureau Life Insurance Company and Subsidiary
Schedule IV – Reinsurance

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percent of Amount Assumed to Net

	(Dollars in thousands)
Year ended December 31, 2024:
Life insurance in force, at end of year	$77,146,506	$14,067,817	$405,507	$63,484,196	0.6%
Premiums and considerations:
Life and Annuity	$432,856	$34,905	$2,403	$400,354	0.6%
Annuities	230,111	341	3,210	232,980	1.4%
Supplementary Contracts	3,274	-	-	3,274	-%
Accident and Health Premiums	2,798	2,607	-	191	-%
	$669,039	$37,853	$5,613	$636,799	0.9%
Year ended December 31, 2023:
Life insurance in force, at end of year	$74,536,933	$13,813,183	$419,212	$61,142,962	0.7%
Premiums and considerations:
Life and Annuity	$418,499	$31,159	$2,471	$389,811	0.6%
Annuities	299,552	63	2,668	302,157	0.9%
Supplementary Contracts	2,495	-	159	2,654	6.0%
Accident and Health Premiums	3,409	3,068	-	341	-%
	$723,955	$34,290	$5,298	$694,963	0.8%
Year ended December 31, 2022:
Life insurance in force, at end of year	$71,846,204	$13,462,866	$375,055	$58,758,393	0.6%
Premiums and considerations:
Life and Annuity	$402,755	$33,367	$2,631	$372,019	0.7%
Annuities	323,762	63	7,021	330,720	2.1%
Supplementary Contracts	2,896	-	-	2,896	-%
Accident and Health Premiums	3,832	3,556	-	276	-%
	$733,245	$36,986	$9,652	$705,911	1.4%

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